UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2018—September 30, 2019

Item 1: Reports to Shareholders

Annual Report | September 30, 2019 Vanguard Wellesley® Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	12
Trustees Approve Advisory Arrangement	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

Your Fund’s Performance at a Glance

•                  For the 12 months ended September 30, 2019, Admiral Shares in Vanguard Wellesley Income Fund returned 10.62%, outpacing the 9.92% result of the fund’s benchmark. The Wellesley Income Composite Index reflects the fund’s target allocation of 65% bonds and 35% stocks.

•                  Worries about the pace of global economic growth and central bank plans to loosen monetary policies virtually worldwide encouraged investment in bonds, sending their yields lower and their prices markedly higher during the fund’s fiscal year. The broad U.S. investment-grade bond market returned a bit more than 10%. Stocks, in contrast, cooled. The broad U.S. market gained less than 3%.

•                  Effective security selection drove both the bond and stock portions of the fund. Investment-grade debt in industrial companies powered the bond portfolio, offsetting a small but unhelpful stake in speculative-grade debt. In the stock portfolio, holdings in eight of 11 industry sectors outperformed; health care and energy companies were especially rewarding.

•                  For the ten years ended September 30, Admiral Shares in the fund returned 8.13%, annualized, topping the 7.66% result of the benchmark.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

Advisor’s Report

For the 12 months ended September 30, 2019, Vanguard Wellesley Income Fund returned 10.54% for Investor Shares and 10.62% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 9.92%.

The investment environment

For the fiscal year, the S&P 500 Index returned 4.25%, the MSCI World Index returned 2.42%, and the MSCI EAFE Index returned –1.34%. In the U.S., growth stocks narrowly underperformed value. The Russell 1000 Growth Index returned 3.71% and the Russell 1000 Value Index 4.00%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 10.30%. The higher-quality corporate bond market did slightly better, returning 11.83%, as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index. The yield of the 10-year U.S. Treasury note closed at 1.66%, down 140 basis points from September 2018 (a basis point equals one-hundredth of a percentage point).

The U.S. economy entered the fourth quarter of 2018 on a strong note, supported by low unemployment rates, high consumer and business confidence, and optimism about tax reform. Healthy corporate and economic fundamentals boosted equities. However, as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil, volatility rose and U.S. stocks suffered their largest quarterly loss since 2011. Despite this, the Federal Reserve hiked its target for short-term interest rates by 25 basis points in December and projected at least three more increases in 2019.

By January 2019, the Fed was no longer projecting any rate hikes for the year in the face of tepid economic data, trade policy uncertainty, and stubbornly low inflation. It also announced that balance-sheet normalization would begin to slow in May and conclude in September. In the first quarter, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by the dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks.

During the 12 months, U.S. fixed income markets generated positive total returns. Driven by the substantial decline in Treasury yields, investment-grade corporate bonds posted excess returns as credit spreads tightened despite periods of heightened volatility. Sovereign yields declined amid prospects of deteriorating global growth and dovish central bank policies.

As we moved further into 2019, global equities rose despite sluggish global growth and geopolitical events dominating news headlines. But unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. Tensions between the U.S. and China were particularly volatile. Negotiations abruptly broke down in May before the two countries agreed to halt incremental tariffs and resume trade negotiations when they met at the G20 conference in June.

In the U.S., the unsettled trade relations with China and expectations for a protracted trade war eroded business and consumer confidence and curtailed capital spending. On the margin, consumers benefited from low unemployment, rising wages and savings, and reduced interest rates, but industrials showed signs of deterioration. At the end of the third quarter came the largest rotation out of growth and momentum stocks and into value since the global financial crisis. Political pressure on President Trump mounted as the U.S. House of Representatives launched a formal impeachment inquiry.

At the end of the fiscal year, domestic equities rose for the third consecutive quarter. The U.S. economy remained resilient despite elevated geopolitical uncertainties and slowing global growth. Tensions between the U.S. and China eased in September ahead of high-level trade negotiations scheduled for October. The Fed lowered its benchmark interest rate in July and September by a combined 50 basis points in an effort to sustain the economic expansion and mitigate the risks of moderating growth and trade frictions.

The fund’s successes

The fixed income portfolio surpassed the Bloomberg Barclays U.S. Credit A or Better Bond Index, driven primarily by security selection in investment-grade corporate bonds, particularly industrials. Selection in financials and taxable municipals helped, along with an underweighted allocation to industrials and out-of-benchmark allocations to asset-backed securities and agency mortgage-backed securities.

The stock portfolio outperformed its equity benchmark, driven by security selection in health care, energy, and consumer discretionary. Overweighted sector allocations to utilities and real estate were also additive. Among individual stocks, the strongest contributors were Crown Castle, TC Energy, and Eversource Energy.

The fund’s shortfalls

In the fixed income portfolio, security selection among investment-grade utilities, particularly electric companies, detracted from returns. Underweights to financials and local agencies further hindered performance. A modest out-of-benchmark allocation to TIPS (Treasury inflation-protected securities) also detracted, as did an underweight to interest rate risk early in the period.

In the equity portfolio, sector allocation partially offset generally positive security selection. Sector allocation was weakest in overweighted positions in health care and energy. Material and industrial companies were the largest detractors at the individual stock level. An out-of-benchmark position in Suncor Energy and an underweighted position in Proctor & Gamble detracted from relative performance, as did not owning benchmark constituent AT&T.

The fund’s positioning

With a more dovish-leaning Fed, we have positioned the fixed income portfolio with a slight overweight to interest rate risk relative to the benchmark. On an industry basis, it is underweighted in corporate credit relative to the all-credit benchmark and biased toward higher quality and lower volatility. We have gradually reduced European banking exposure because of profitability concerns amid the region’s lower rate environment and increased political risk.

We favor utilities because of attractive valuations. We are overweighted in select taxable municipals offering diversification benefits. Overall, we feel credit fundamentals have deteriorated, valuations are modestly rich versus history, and global central banks, faced with weaker global growth, are adopting accommodative policies.

The fixed income portfolio maintains an out-of-benchmark allocation to U.S. government issues, namely Treasury bills. We believe headline inflation will be supported by the recovery in energy prices and have a modest allocation to TIPS.

We have increased our out-of-benchmark mortgage allocation as valuations have improved and because the sector offers good downside protection. Within this sector, we favor agency pass-throughs and collateralized mortgage obligations, which have more stable cash flows. We also hold out-of-benchmark allocations to securitized sectors such as asset-backed securities and commercial mortgage-backed securities, which offer attractive value and diversification relative to corporates.

During the period, the equity portfolio’s largest net buys were in health care, financials, and information technology, and its largest net sales were in materials and energy. While we believe U.S. fundamentals remain sound for the near term, we reduced our cyclical exposure over the course of 2019. This was primarily a result of our bottom-up process, but the shift also aligns with our desire to provide downside-protection characteristics as we move later into the economic cycle.

We ended the period most overweighted in health care, real estate, and industrials and most underweighted in materials, information technology, and financials. Notable purchases included Bank of America, Archer-Daniels-Midland, AstraZeneca, and CVS Health. Eliminations included Wells Fargo, DuPont, and Qualcomm.

Michael E. Stack, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company LLP

October 10, 2019

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•                  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•                  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.66	$1.19
Admiral™ Shares	1,000.00	1,065.27	0.83
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.92	$1.17
Admiral Shares	1,000.00	1,024.27	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellesley Income Fund Investor Shares	10.54%	6.45%	8.06%	$21,701
Wellesley Income Composite Index	9.92	6.17	7.66	20,916
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	3.75	14,448
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	10.62%	6.52%	8.13%	$109,264
Wellesley Income Composite Index	9.92	6.17	7.66	104,579
Bloomberg Barclays U.S. Aggregate Bond Index	10.30	3.38	3.75	72,241
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	171,034

Wellesley Income Fund

Sector Diversification

As of September 30, 2019

Equity Exposure
Communication Services	6.9%
Consumer Discretionary	4.0
Consumer Staples	13.5
Energy	9.9
Financials	16.5
Health Care	18.0
Industrials	8.9
Information Technology	9.7
Materials	1.6
Real Estate	2.2
Utilities	8.8

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure
Asset-Backed	5.4%
Commercial Mortgage-Backed	1.8
Finance	26.7
Foreign	4.5
Government Mortgage-Backed	4.7
Industrial	33.7
Treasury/Agency	10.3
Utilities	7.9
Other	5.0

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Wellesley Income Fund

Financial Statements

Statement of Net Assets — Investments Summary

As of September 30, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.375%	5/15/29	649,080	689,446	1.2%
	United States Treasury Note/Bond	3.125%	11/15/28	358,235	402,287	0.7%
	United States Treasury Note/Bond	3.375%	5/15/44	292,125	364,198	0.6%
	United States Treasury Note/Bond	2.875%	5/15/49	297,730	347,552	0.6%
	United States Treasury Note/Bond	2.625%	2/15/29	278,345	301,353	0.5%
1	United States Treasury Note/Bond	1.625%–3.625%	11/15/21–8/15/49	1,083,200	1,132,349	2.0%
	U.S. Government Securities—Other †				412,326	0.7%
					3,649,511	6.3%

Agency Notes †					28,786	0.0%

Conventional Mortgage-Backed Securities
2,3,4	Fannie Mae Pool	3.000%	10/1/49	532,000	539,895	0.9%
2,3,4	Fannie Mae Pool	2.500%–4.000%	2/1/25–8/1/49	951,510	979,124	1.7%
	Conventional Mortgage-Backed Securities—Other †				135,950	0.3%
					1,654,969	2.9%
Nonconventional Mortgage-Backed Securities
2,3	Fannie Mae REMICS	2.000%–4.000%	9/25/29–6/25/59	511,404	533,640	0.9%
	Nonconventional Mortgage-Backed Securities—Other †				123,553	0.2%
					657,193	1.1%
Total U.S. Government and Agency Obligations (Cost $5,680,688)					5,990,459	10.3%
§,5Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,895,554) †					1,911,954	3.3%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	2.816%–6.110%	1/11/23–3/15/50	647,525	708,178	1.2%
	Bank One Corp.	7.750%	7/15/25	25,000	31,315	0.1%
3	Goldman Sachs Group Inc.	2.625%–6.250%	2/25/21–7/8/44	595,045	637,246	1.1%
5	HSBC Bank plc	4.750%	1/19/21	42,960	44,258	0.1%
	HSBC Bank USA NA	5.875%	11/1/34	21,000	26,993	0.1%
3	HSBC Holdings plc	3.262%–7.625%	3/8/21–3/14/44	305,525	349,786	0.6%
6	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.124%	5/18/24	26,495	26,565	0.1%
	HSBC USA Inc.	2.350%–3.500%	3/5/20–6/23/24	111,785	112,987	0.2%
3	JPMorgan Chase & Co.	2.550%–5.625%	3/1/21–11/15/48	620,195	694,086	1.2%
	Wachovia Corp.	6.605%	10/1/25	15,000	17,825	0.0%
3	Wells Fargo & Co.	2.150%–5.606%	1/30/20–12/7/46	617,830	662,099	1.1%
5	Banking—Other †				4,541,257	7.8%
	Brokerage †				27,396	0.0%
5	Insurance †				1,435,724	2.5%
5	Real Estate Investment Trusts †				197,959	0.3%
					9,513,674	16.4%
Industrial
5	Basic Industry †				82,973	0.1%
	Capital Goods
	Lockheed Martin Corp.	2.500%–4.700%	11/23/20–9/15/52	62,545	68,883	0.1%
5	Capital Goods—Other †				902,281	1.6%
	Communication
	Comcast Corp.	2.350%–4.950%	2/1/24–10/15/58	556,766	633,481	1.1%
	NBCUniversal Media LLC	4.375%–4.450%	4/1/21–1/15/43	36,639	39,169	0.1%
5	Sky Ltd.	3.750%	9/16/24	42,911	45,922	0.1%
	Verizon Communications Inc.	3.450%–5.012%	3/15/21–3/15/55	170,146	203,705	0.3%
5	Communication—Other †				882,988	1.5%
5	Consumer Cyclical †				1,335,684	2.3%
	Consumer Noncyclical
	Johnson & Johnson	2.450%–6.730%	11/15/23–3/1/26	93,000	97,211	0.2%
	Merck & Co. Inc.	2.350%–4.150%	2/10/22–5/18/43	165,270	177,828	0.3%
	Pfizer Inc.	3.000%–4.100%	6/15/23–9/15/38	159,055	174,067	0.3%
	Philip Morris International Inc.	1.875%–4.875%	3/26/20–11/10/44	182,695	188,773	0.3%
	Wyeth LLC	5.950%	4/1/37	15,000	20,509	0.0%
5	Consumer Noncyclical—Other †				3,093,866	5.4%
	Energy
	Chevron Corp.	2.355%–3.191%	12/5/22–6/24/23	75,750	78,805	0.1%
	Dominion Energy Gas Holdings LLC	3.550%–4.800%	11/1/23–12/15/44	35,278	39,991	0.1%
	Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	100,785	103,992	0.2%
	Texaco Capital Inc.	8.625%	4/1/32	25,000	38,687	0.1%
5	Energy—Other †				989,156	1.7%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Other Industrial †				154,050	0.3%
	Technology
	Cisco Systems Inc.	2.500%	9/20/26	15,921	16,334	0.0%
	Intel Corp.	2.875%–4.100%	5/11/24–5/19/46	77,580	86,246	0.1%
5	Technology—Other †				2,242,031	3.9%
5	Transportation †				333,498	0.6%
					12,030,130	20.8%
Utilities
	Electric
5	Dominion Energy Inc.	2.450%–4.900%	7/1/20–3/15/49	164,912	171,051	0.3%
	Dominion Energy South Carolina Inc.	4.600%–6.625%	2/1/32–6/1/65	70,885	93,976	0.2%
	Virginia Electric & Power Co.	3.500%–6.000%	3/15/27–5/15/37	50,200	56,256	0.1%
5	Electric—Other †				2,148,564	3.7%
5	Natural Gas †				304,138	0.5%
	Other Utility †				53,310	0.1%
					2,827,295	4.9%
Total Corporate Bonds (Cost $22,739,591)					24,371,099	42.1%
[5]Sovereign Bonds (Cost $1,529,356) †					1,592,814	2.7%
Taxable Municipal Bonds (Cost $1,445,054) †					1,771,101	3.1%

				Shares
Common Stocks
Communication Services
	Verizon Communications Inc.			12,451,780	751,589	1.3%
	Comcast Corp. Class A			12,406,673	559,293	1.0%
	Communication Services—Other †				162,475	0.3%
					1,473,357	2.6%
Consumer Discretionary
	Home Depot Inc.			1,806,256	419,088	0.7%
	McDonald’s Corp.			1,427,360	306,468	0.6%
	Consumer Discretionary—Other †				131,260	0.2%
					856,816	1.5%
Consumer Staples
	Coca-Cola Co.			8,703,002	473,791	0.8%
	Unilever NV			7,721,146	463,500	0.8%
	Philip Morris International Inc.			6,063,104	460,372	0.8%
	Procter & Gamble Co.			3,200,589	398,089	0.7%
	PepsiCo Inc.			2,197,051	301,216	0.5%
	Mondelez International Inc. Class A			4,229,854	233,996	0.4%
	Archer-Daniels-Midland Co.			5,468,035	224,572	0.4%
	Nestle SA			2,055,002	222,874	0.4%
	Consumer Staples—Other †				88,256	0.2%
					2,866,666	5.0%

Wellesley Income Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Energy
Exxon Mobil Corp.	8,029,203	566,942	1.0%
Chevron Corp.	3,879,086	460,060	0.8%
Suncor Energy Inc.	13,904,033	439,089	0.7%
^ TC Energy Corp.	6,303,120	326,372	0.6%
Energy—Other †		312,147	0.5%
		2,104,610	3.6%
Financials
JPMorgan Chase & Co.	8,235,544	969,241	1.7%
Bank of America Corp.	22,504,720	656,463	1.1%
MetLife Inc.	8,886,377	419,081	0.7%
PNC Financial Services Group Inc.	1,862,491	261,047	0.5%
Travelers Cos. Inc.	1,741,383	258,926	0.4%
Financials—Other †		936,380	1.6%
		3,501,138	6.0%
Health Care
Pfizer Inc.	17,990,842	646,411	1.1%
Johnson & Johnson	4,706,178	608,885	1.0%
Merck & Co. Inc.	5,251,774	442,094	0.8%
Medtronic plc	3,823,848	415,346	0.7%
Koninklijke Philips NV	6,525,068	301,519	0.5%
Roche Holding AG	936,855	272,779	0.5%
Novartis AG	3,057,935	265,389	0.5%
AstraZeneca plc ADR	5,162,904	230,111	0.4%
Bristol-Myers Squibb Co.	4,339,017	220,032	0.4%
Eli Lilly & Co.	1,931,916	216,046	0.4%
Health Care—Other †		210,419	0.3%
		3,829,031	6.6%
Industrials
Lockheed Martin Corp.	1,454,037	567,162	1.0%
Eaton Corp. plc	3,941,094	327,702	0.6%
Caterpillar Inc.	2,353,945	297,327	0.5%
Industrials—Other †		702,763	1.2%
		1,894,954	3.3%
Information Technology
Cisco Systems Inc.	14,910,223	736,714	1.3%
Intel Corp.	9,690,569	499,355	0.8%
KLA Corp.	1,378,084	219,735	0.4%
Information Technology—Other †		596,495	1.0%
		2,052,299	3.5%

Materials †		349,295	0.6%

Real Estate
Crown Castle International Corp.	3,293,758	457,865	0.8%

Wellesley Income Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Utilities
Dominion Energy Inc.	4,453,718	360,929	0.6%
Sempra Energy	2,142,835	316,304	0.6%
Eversource Energy	3,415,210	291,898	0.5%
Duke Energy Corp.	2,995,428	287,142	0.5%
American Electric Power Co. Inc.	2,756,137	258,223	0.4%
Utilities—Other †		347,803	0.6%
		1,862,299	3.2%
Total Common Stocks (Cost $15,212,093)		21,248,330	36.7%

			Coupon
Temporary Cash Investments
Money Market Fund
7,8	Vanguard Market Liquidity Fund		2.098%	3,920,194	392,059	0.7%

				Face
			Maturity	Amount
		Coupon	Date	($000)
Repurchase Agreements
	Bank of America Securities, LLC (Dated 9/30/19, Repurchase Value $3,900,000, collateralized by Government National Mortgage Assn., 4.181%, 6/20/69, with a value of $3,978,000)	2.320%	10/1/19	3,900	3,900	0.0%
	Deutsche Bank Securities, Inc. (Dated 9/30/19, Repurchase Value $106,207,000, collateralized by Federal National Mortgage Assn., 3.500%–4.500%, 8/1/48–8/1/49, with a value of $108,324,000)	2.400%	10/1/19	106,200	106,200	0.2%
	HSBC Bank USA (Dated 9/30/19, Repurchase Value $120,508,000, collateralized by U.S. Treasury Note/Bond, 1.500%–3.125%, 6/30/20– 8/15/49, with a value of $122,910,000)	2.350%	10/1/19	120,500	120,500	0.2%
	HSBC Bank USA (Dated 9/30/19, Repurchase Value $79,705,000, collateralized by Federal National Mortgage Assn., 3.000%–4.500%, 12/1/27–8/1/49, with a value of $81,294,000)	2.370%	10/1/19	79,700	79,700	0.2%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	JP Morgan Securities LLC (Dated 9/30/19, Repurchase Value $43,903,000, collateralized by U.S. Treasury Note/Bond, 2.125%, 3/31/24, with a value of $44,778,000)	2.350%	10/1/19	43,900	43,900	0.1%
	Natixis (Dated 9/30/19, Repurchase Value $187,512,000, collateralized by U.S. Treasury Bill, 0.000%, 10/17/19, U.S. Treasury Note/ Bond, 0.075%–4.500%, 9/30/20–2/15/45, Federal Home Loan Bank, 3.370%, 2/12/30, and Federal National Mortgage Assn., 0.000%, 5/15/25–1/15/30, with a value of $191,250,000)	2.350%	10/1/19	187,500	187,500	0.3%
	Normura International plc (Dated 9/30/19, Repurchase Value $77,605,000, collateralized by U.S. Treasury Bill, 0.000%, 12/5/19–1/2/20, and U.S. Treasury Note/ Bond, 0.375%–3.000%, 7/15/21–2/15/46, with a value of $79,152,000)	2.350%	10/1/19	77,600	77,600	0.1%
	RBC Capital Markets LLC (Dated 9/30/19, Repurchase Value $71,205,000, collateralized by Federal Home Loan Mortgage Corp., 3.500%–5.000%, 2/1/44–10/1/49, and Federal National Mortgage Assn., 3.500%–5.000%, 2/1/41–4/1/49, with a value of $72,624,000)	2.360%	10/1/19	71,200	71,200	0.1%
	RBS Securities, Inc. (Dated 9/30/19, Repurchase Value $177,312,000, collateralized by U.S. Treasury Note/Bond, 2.250%–2.875%, 4/15/22–8/15/28, with a value of $180,846,000)	2.350%	10/1/19	177,300	177,300	0.3%
					867,800	1.5%
U.S. Government and Agency Obligations
2	Fannie Mae Discount Notes	1.851%	11/27/19	400,000	398,784	0.7%
	U.S. Government and Agency Obligations—Other †				93,708	0.1%
					492,492	0.8%

[9]Commercial Paper †					185,286	0.3%
Total Temporary Cash Investments (Cost $1,937,538)					1,937,637	3.3%
Total Investments (Cost $50,439,874)					58,823,394	101.5%

Wellesley Income Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	2,737
Receivables for Investment Securities Sold	193,806
Receivables for Accrued Income	317,651
Receivables for Capital Shares Issued	37,015
Unrealized Appreciation—Forward Currency Contracts	79
Other Assets	2,186
Total Other Assets	553,474	1.0%
Liabilities
Payables for Investment Securities Purchased	(964,808)
Collateral for Securities on Loan	(392,048)
Payables to Investment Advisor	(8,395)
Payables for Capital Shares Redeemed	(25,106)
Payables to Vanguard	(29,269)
Variation Margin Payable—Futures Contracts	(948)
Total Liabilities	(1,420,574)	(2.5%)
Net Assets	57,956,294	100.0%

At September 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	49,055,373
Total Distributable Earnings (Loss)	8,900,921
Net Assets	57,956,294

Investor Shares—Net Assets
Applicable to 473,248,085 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,863,853
Net Asset Value Per Share—Investor Shares	$27.18

Wellesley Income Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 684,820,574 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	45,092,441
Net Asset Value Per Share—Admiral Shares	$65.85

•    See Note A in Notes to Financial Statements.

§   Security value determined using significant unobservable inputs.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $371,362,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1   Securities with a value of $17,169,000 have been segregated as initial margin for open futures contracts.

2   The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3   The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4   Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2019.

5   Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $6,964,536,000, representing 12.0% of net assets.

6   Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

7   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8   Collateral of $392,048,000 was received for securities on loan.

9   Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2019, the value of these securities was $149,881,000, representing 0.3% of net assets.

ADR—American Depositary Receipt.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	January 2020	11,680	1,391,654	(9,241)
10-Year U.S. Treasury Note	December 2019	4,789	624,067	615
2-Year U.S. Treasury Note	January 2020	838	180,589	(429)
				(9,055)

Forward Currency Contracts

	Contract	Contract Amount (000)				Unrealized	Unrealized
	Settlement					Appreciation	(Depreciation)
Counterparty	Date	Receive		Deliver		($000)	($000)
Deutsche Bank AG	10/2/19	USD	94,429	CAD	125,000	79	—
						79	—

CAD—Canadian dollar.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends[1]	618,825
Interest	1,159,203
Securities Lending—Net	2,110
Total Income	1,780,138
Expenses
Investment Advisory Fees—Note B
Basic Fee	29,007
Performance Adjustment	2,853
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,188
Management and Administrative—Admiral Shares	39,130
Marketing and Distribution—Investor Shares	1,307
Marketing and Distribution—Admiral Shares	1,871
Custodian Fees	251
Auditing Fees	32
Shareholders’ Reports—Investor Shares	209
Shareholders’ Reports—Admiral Shares	258
Trustees’ Fees and Expenses	62
Total Expenses	94,168
Net Investment Income	1,685,970
Realized Net Gain (Loss)
Investment Securities Sold[2]	587,406
Futures Contracts	38,689
Swap Contracts	(2,152)
Forward Currency Contracts	(12,002)
Foreign Currencies	209
Realized Net Gain (Loss)	612,150
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	3,182,421
Futures Contracts	(23,731)
Forward Currency Contracts	(2,392)
Foreign Currencies	46
Change in Unrealized Appreciation (Depreciation)	3,156,344
Net Increase (Decrease) in Net Assets Resulting from Operations	5,454,464

1   Dividends are net of foreign withholding taxes of $13,935,000.

2   Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($16,000) and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,685,970	1,620,888
Realized Net Gain (Loss)	612,150	2,463,790
Change in Unrealized Appreciation (Depreciation)	3,156,344	(2,320,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,454,464	1,764,360
Distributions
Net Investment Income
Investor Shares	(372,734)	(389,576)
Admiral Shares	(1,297,652)	(1,236,857)
Realized Capital Gain[1]
Investor Shares	(476,867)	(158,569)
Admiral Shares	(1,591,417)	(472,158)
Total Distributions	(3,738,670)	(2,257,160)
Capital Share Transactions
Investor Shares	91,771	(1,702,663)
Admiral Shares	2,994,747	1,154,836
Net Increase (Decrease) from Capital Share Transactions	3,086,518	(547,827)
Total Increase (Decrease)	4,802,312	(1,040,627)
Net Assets
Beginning of Period	53,153,982	54,194,609
End of Period	57,956,294	53,153,982

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $0 and $50,213,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$26.43	$26.66	$26.13	$24.71	$25.65
Investment Operations
Net Investment Income	.803[1]	.779[1]	.769[1]	.761	.760
Net Realized and Unrealized Gain (Loss) on Investments	1.787	.086	.810	2.014	(.487)
Total from Investment Operations	2.590	.865	1.579	2.775	.273
Distributions
Dividends from Net Investment Income	(.799)	(.786)	(.780)	(.746)	(.761)
Distributions from Realized Capital Gains	(1.041)	(.309)	(.269)	(.609)	(.452)
Total Distributions	(1.840)	(1.095)	(1.049)	(1.355)	(1.213)
Net Asset Value, End of Period	$27.18	$26.43	$26.66	$26.13	$24.71

Total Return[2]	10.54%	3.28%	6.22%	11.58%	1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,864	$12,398	$14,220	$14,175	$11,617
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.23%	0.22%	0.22%	0.23%
Ratio of Net Investment Income to Average Net Assets	3.08%	2.93%	2.95%	3.02%	2.96%
Portfolio Turnover Rate[4]	28%	36%	22%	31%	59%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.00%), 0.00%, and 0.00%.

4   Includes 2%, 4%, 1%, 15%, and 18% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$64.03	$64.57	$63.30	$59.87	$62.14
Investment Operations
Net Investment Income	1.990[1]	1.934[1]	1.908[1]	1.887	1.884
Net Realized and Unrealized Gain (Loss) on Investments	4.331	.226	1.945	4.868	(1.171)
Total from Investment Operations	6.321	2.160	3.853	6.755	.713
Distributions
Dividends from Net Investment Income	(1.979)	(1.951)	(1.932)	(1.850)	(1.888)
Distributions from Realized Capital Gains	(2.522)	(.749)	(.651)	(1.475)	(1.095)
Total Distributions	(4.501)	(2.700)	(2.583)	(3.325)	(2.983)
Net Asset Value, End of Period	$65.85	$64.03	$64.57	$63.30	$59.87

Total Return[2]	10.62%	3.38%	6.27%	11.64%	1.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,092	$40,756	$39,974	$35,678	$28,083
Ratio of Total Expenses to Average Net Assets[3]	0.16%	0.16%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.15%	3.00%	3.02%	3.09%	3.03%
Portfolio Turnover Rate[4]	28%	36%	22%	31%	59%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, (0.00%), 0.00%, and 0.00%.

4   Includes 2%, 4%, 1%, 15%, and 18% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse

Wellesley Income Fund

is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2019, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Wellesley Income Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of

Wellesley Income Fund

Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended September 30, 2019, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at September 30, 2019.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of

Wellesley Income Fund

the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s

Wellesley Income Fund

Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

13. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2019, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $2,853,000 (0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $2,737,000, representing less than 0.01% of the fund’s net assets and 1.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Wellesley Income Fund

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,990,459	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,891,065	20,889
Corporate Bonds	—	24,371,099	—
Sovereign Bonds	—	1,592,814	—
Taxable Municipal Bonds	—	1,771,101	—
Common Stocks	19,719,989	1,528,341	—
Temporary Cash Investments	392,059	1,545,578	—
Futures Contracts—Liabilities[1]	(948)	—	—
Forward Currency Contracts—Assets	—	79	—
Total	20,111,100	38,690,536	20,889

1 Represents variation margin on the last day of the reporting period.

E.   At September 30, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	79	—	79
Total Assets	—	79	—	79

Variation Margin Payable—Futures Contracts	(948)	—	—	(948)
Total Liabilities	(948)	—	—	(948)

Wellesley Income Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	38,689	—	—	38,689
Swap Contracts	—	—	(2,152)	(2,152)
Forward Currency Contracts	—	(12,002)	—	(12,002)
Realized Net Gain (Loss) on Derivatives	38,689	(12,002)	(2,152)	24,535

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(23,731)	—	—	(23,731)
Forward Currency Contracts	—	(2,392)	—	(2,392)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(23,731)	(2,392)	—	(26,123)

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	32,250
Total Distributable Earnings (Loss)	(32,250)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; and the realization of unrealized gains or losses on certain futures contracts and forward currency contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	158,741
Undistributed Long-Term Gains	416,387
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	8,351,778

Wellesley Income Fund

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	50,471,531
Gross Unrealized Appreciation	8,636,235
Gross Unrealized Depreciation	(284,371)
Net Unrealized Appreciation (Depreciation)	8,351,864

G.   During the year ended September 30, 2019, the fund purchased $9,539,087,000 of investment securities and sold $8,841,319,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,788,312,000 and $5,983,640,000, respectively.

H.   Capital share transactions for each class of shares were:

	Year Ended September 30,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,975,289	75,854	2,106,829	78,984
Issued in Lieu of Cash Distributions	787,384	31,482	504,998	18,982
Redeemed	(2,670,902)	(103,132)	(4,314,490)	(162,392)
Net Increase (Decrease)—Investor Shares	91,771	4,204	(1,702,663)	(64,426)
Admiral Shares
Issued	6,194,924	98,092	6,483,472	100,463
Issued in Lieu of Cash Distributions	2,553,941	42,137	1,500,891	23,296
Redeemed	(5,754,118)	(91,951)	(6,829,527)	(106,266)
Net Increase (Decrease)—Admiral Shares	2,994,747	48,278	1,154,836	17,493

I.    Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,094,494,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $581,821,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 27.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The fund seeks long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation by investing in high-quality bonds and stocks. Asset allocation changes are made gradually in response to changes in relative valuations between asset classes. For the fixed income portion of the fund, Wellington Management uses fundamental research to invest in investment-grade debt. For the equity portion, the advisor seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. Wellington Management has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellesley Income Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellesley Income Fund or the owners of the Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellesley Income Fund. Investors acquire the Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellesley Income Fund. The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellesley Income Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2019: $32,000
Fiscal Year Ended September 30, 2018: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2019: $9,568,215
Fiscal Year Ended September 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended September 30, 2019: $3,012,031
Fiscal Year Ended September 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended September 30, 2019: $0
Fiscal Year Ended September 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (10.3%)
U.S. Government Securities (6.3%)
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	164,950	177,320
	United States Treasury Note/Bond	2.875%	11/15/21	68,000	69,732
1	United States Treasury Note/Bond	2.125%	12/31/22	91,400	92,971
	United States Treasury Note/Bond	1.750%	6/30/24	155,050	156,382
	United States Treasury Note/Bond	2.000%	2/15/25	160,450	163,860
1	United States Treasury Note/Bond	2.000%	8/15/25	19,780	20,222
	United States Treasury Note/Bond	1.875%	7/31/26	40,160	40,825
	United States Treasury Note/Bond	2.250%	11/15/27	81,580	85,353
	United States Treasury Note/Bond	2.875%	5/15/28	20,075	22,039
	United States Treasury Note/Bond	3.125%	11/15/28	358,235	402,287
	United States Treasury Note/Bond	2.625%	2/15/29	278,345	301,353
	United States Treasury Note/Bond	2.375%	5/15/29	649,080	689,446
	United States Treasury Note/Bond	1.625%	8/15/29	127,000	126,444
	United States Treasury Note/Bond	3.625%	2/15/44	13,285	17,188
	United States Treasury Note/Bond	3.375%	5/15/44	292,125	364,198
	United States Treasury Note/Bond	3.000%	8/15/48	97,500	116,055
	United States Treasury Note/Bond	3.000%	2/15/49	37,795	45,100
	United States Treasury Note/Bond	2.875%	5/15/49	297,730	347,552
	United States Treasury Note/Bond	2.250%	8/15/49	171,125	176,178
	United States Treasury Strip Principal	0.000%	5/15/47	179,000	98,618
	United States Treasury Strip Principal	0.000%	8/15/47	249,325	136,388
					3,649,511
Agency Notes (0.0%)
	Tennessee Valley Authority	4.625%	9/15/60	19,800	28,786

Conventional Mortgage-Backed Securities (2.9%)
2,3	Fannie Mae Pool	2.500%	8/1/27–4/1/38	69,450	69,484
2,3	Fannie Mae Pool	2.780%	6/1/26	28,500	29,801
2,3,4	Fannie Mae Pool	3.000%	8/1/34–10/1/49	724,559	736,917
2,3	Fannie Mae Pool	3.070%	2/1/25	11,700	12,287
2,3	Fannie Mae Pool	3.500%	9/1/47–8/1/49	535,911	552,525
2,3	Fannie Mae Pool	4.000%	12/1/48–2/1/49	113,390	118,005
2,3	Freddie Mac Gold Pool	4.000%	7/1/33–12/1/48	128,160	133,100
2	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	27	35
2	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	2,535	2,815
					1,654,969
Nonconventional Mortgage-Backed Securities (1.1%)
2,3	Fannie Mae REMICS	2.000%	5/25/39–6/25/44	8,631	8,587
2,3	Fannie Mae REMICS	3.000%	6/25/44–9/25/57	126,998	130,558
2,3	Fannie Mae REMICS	3.500%	4/25/31–6/25/59	354,981	372,848
2,3	Fannie Mae REMICS	4.000%	9/25/29–7/25/53	20,795	21,648
2,3	Freddie Mac REMICS	2.500%	9/15/32	5,301	5,317
2,3	Freddie Mac REMICS	3.000%	12/15/39–5/15/46	44,436	45,996
2,3	Freddie Mac REMICS	3.500%	3/15/31	3,513	3,669
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	64,432	68,570
					657,193
Total U.S. Government and Agency Obligations (Cost $5,680,688)					5,990,459
Asset-Backed/Commercial Mortgage-Backed Securities (3.3%)
2,5	Aaset 2019-1 Trust	3.844%	5/15/39	14,347	14,372
2,5	American Express Credit Account Master Trust	2.950%	3/15/23	61,000	61,726
5	American Tower Trust I	3.070%	3/15/23	32,900	33,209
2	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	12,670	12,691
2,5	Angel Oak Mortgage Trust I LLC 2019-2	3.628%	3/25/49	9,433	9,565
2,5	Angel Oak Mortgage Trust LLC	2.993%	7/26/49	20,562	20,674
2,5,6	Ares XXIX CLO Ltd., 3M USD LIBOR + 1.190%	3.493%	4/17/26	14,608	14,627
2,5,6	Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 1.090%	3.393%	1/15/31	7,405	7,361
2,5,6	Avery Point IV CLO Ltd., 3M USD LIBOR + 1.100%	3.376%	4/25/26	19,825	19,839
2,5,6	Babson CLO Ltd. 2014-I, 3M USD LIBOR + 1.150%	3.428%	7/20/25	2,343	2,345
5	Bank of Montreal	2.500%	1/11/22	122,300	123,925

1

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	10,415	10,536
2,5	Canadian Pacer Auto Receiveable Trust A Series 2018	3.000%	6/21/21	4,914	4,929
2,5	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	4,940	4,981
2	CarMax Auto Owner Trust 2018-4	3.110%	2/15/22	25,896	26,012
2	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	20,455	20,938
2,5	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	28,905	29,313
2,5,6	Cent CLO, 3M USD LIBOR + 1.150%	3.426%	10/25/28	16,895	16,910
2,5	Chesapeake Funding II LLC	3.390%	1/15/31	29,447	29,779
2,5	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	4,266	4,257
2,5	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	32,640	32,937
2,5	Cloud Pass-Through Trust 2019-1	3.554%	12/5/22	36,982	37,441
2,5	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	7,762	7,812
2,5	COLT 2018-4 Mortgage Loan Trust	4.006%	12/28/48	4,072	4,119
2,5	COLT 2019-2 Mortgage Loan Trust	3.337%	5/25/49	16,006	16,195
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,456
2,5	Daimler Trucks Retail Trust 2019-1	2.770%	4/15/21	26,837	26,907
2,5	DB Master Finance LLC	3.787%	5/20/49	15,107	15,534
2,5	DB Master Finance LLC	4.021%	5/20/49	13,496	14,026
2,5	Deephave Residential Mortgage Trust 2019-2	3.558%	4/25/59	14,970	15,200
5	DNB Boligkreditt AS	2.500%	3/28/22	24,355	24,768
2,5	Enterprise Fleet Financing LLC	3.100%	10/20/23	3,225	3,274
2,5	Enterprise Fleet Financing LLC	2.290%	2/20/25	31,355	31,521
2,5	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	1,427	1,426
2,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	23,102	23,218
2,5	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	18,368	18,591
2,5	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/22/24	24,850	25,111
2,5	Exeter Automobile Receivables Trust 2018-3	2.900%	1/18/22	2,337	2,339
2,5	Exeter Automobile Receivables Trust 2019-3	2.590%	9/15/22	13,437	13,445
2,3,6	Fannie Mae Connecticut Avenue Securities, 1M USD LIBOR + 5.900%	7.918%	10/25/28	9,811	10,607
2,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,240
2	Ford Credit Floorplan Master Owner Trust A	2.440%	9/15/26	12,250	12,316
2,3	Freddie Mac Multifamily Structured Pass Through Certificates	3.750%	8/25/25	10,785	11,680
§,2,3	Freddie Mac Multifamily Structured Pass Through Certificates	2.610%	1/25/26	20,480	20,889
2,3	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	29,245	29,657
2,5	Golden Credit Card Trust	1.980%	4/15/22	29,050	29,014
2,5	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	18,500	18,622
2,5	GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,742
2,5	Hertz Fleet Lease Funding LP 2019-1	2.700%	1/10/33	33,500	33,718
2,5	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	10,982	11,025
2,5	Hyundai Auto Lease Securitization Trust 2018-A	2.550%	8/17/20	2,681	2,681
2,5,6	Madison Park Funding XII Ltd., 3M USD LIBOR + 1.260%	3.538%	7/20/26	17,669	17,671
2,5,6	Madison Park Funding XIII Ltd., 3M USD LIBOR + 0.950%	3.252%	4/19/30	34,150	34,107
2,5	MAPS Ltd.	4.458%	3/15/44	6,464	6,686
2,5,6	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	2.536%	7/21/24	36,965	36,889
2,5	MMAF Equipment Finance LLC 2019-B	2.010%	12/12/24	26,615	26,608
5	National Australia Bank Ltd.	2.400%	12/7/21	75,600	76,488
2	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	15,895	16,072
2,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	23,604
2,5	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	37,615	38,224
2,5	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	6,295	6,290
2,5	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	3,966	3,980
2,5	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	12,784	12,773
2,5	OneMain Financial Issuance Trust 2019-1	3.480%	2/14/31	33,750	34,420
2	Santander Drive Auto Receivables Trust 2018-5	2.970%	7/15/21	7,799	7,803
2	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	6,540	6,556
2,5	Santander Retail Auto Lease Trust 2019-A	2.720%	1/20/22	19,260	19,365
2,5	Santander Retail Auto Lease Trust 2019-B	2.300%	1/20/23	11,435	11,506

2

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	24,552	25,338
2	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	39,873	41,334
2	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	58,467	60,857
2,5	Securitized Term Auto Receivables Trust 2018-2	3.060%	2/25/21	7,974	7,992
2,5	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	18,220	18,482
2,5,6	Seneca Park CLO Ltd. 2014-1, 3M USD LIBOR + 1.120%	3.423%	7/17/26	11,470	11,494
2,5	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	22,000	23,729
2,5	SoFi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	4,180	4,183
2,5	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	18,403	18,582
2,5	SoFi Consumer Loan Program 2019-1 Trust	3.240%	2/25/28	21,057	21,239
2,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,597
2,5	START Ireland	4.089%	3/15/44	18,726	19,060
2,5,6	Symphony CLO XIV Ltd., 3M USD LIBOR + 1.280%	3.583%	7/14/26	30,739	30,745
2,5,6	Thacher Park CLO Ltd., 3M USD LIBOR + 1.160%	3.438%	10/20/26	12,395	12,395
5	Toronto-Dominion Bank	2.500%	1/18/22	77,500	78,591
2,5	Towd Point Mortgage Trust 2016-3	2.250%	4/25/56	1,454	1,447
2,5	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	41,965	42,471
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,067
2,5	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	17,877	18,475
2,5	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	9,037	9,135
2	Verizon Owner Trust 2018-A	3.230%	4/20/23	20,670	21,068
2,5	Verus Securitization Trust 2019-2	3.211%	4/25/59	15,402	15,580
2,5,6	Voya CLO 2014-1 Ltd., 3M USD LIBOR + 0.990%	3.290%	4/18/31	16,725	16,551
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,895,554)					1,911,954
Corporate Bonds (42.1%)
Finance (16.4%)
	Banking (13.6%)
5	ABN AMRO Bank NV	2.450%	6/4/20	20,406	20,454
	American Express Credit Corp.	2.700%	3/3/22	83,055	84,405
	Banco Santander SA	3.125%	2/23/23	28,600	29,088
	Banco Santander SA	3.848%	4/12/23	17,000	17,678
	Bank of America Corp.	3.300%	1/11/23	18,875	19,498
2	Bank of America Corp.	2.816%	7/21/23	60,600	61,368
	Bank of America Corp.	4.100%	7/24/23	47,670	50,905
	Bank of America Corp.	3.004%	12/20/23	42,652	43,493
	Bank of America Corp.	4.125%	1/22/24	7,500	8,074
	Bank of America Corp.	4.000%	1/22/25	26,225	27,844
2	Bank of America Corp.	3.559%	4/23/27	54,370	57,308
2	Bank of America Corp.	3.593%	7/21/28	37,995	39,988
	Bank of America Corp.	3.419%	12/20/28	48,603	50,652
2	Bank of America Corp.	4.271%	7/23/29	72,640	80,642
2	Bank of America Corp.	3.974%	2/7/30	69,430	76,131
2	Bank of America Corp.	3.194%	7/23/30	33,250	34,217
	Bank of America Corp.	6.110%	1/29/37	30,000	39,284
	Bank of America Corp.	5.875%	2/7/42	8,770	12,153
	Bank of America Corp.	5.000%	1/21/44	24,180	30,614
2	Bank of America Corp.	3.946%	1/23/49	5,290	5,932
2	Bank of America Corp.	4.330%	3/15/50	59,475	70,075
	Bank of Montreal	3.100%	4/13/21	46,940	47,720
	Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,754
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	32,826
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	23,562
6	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	3.316%	10/30/23	43,060	43,822
	Bank of Nova Scotia	2.450%	3/22/21	39,905	40,153
	Bank of Nova Scotia	2.800%	7/21/21	58,100	58,794
	Bank of Nova Scotia	2.700%	8/3/26	60,225	61,004
	Bank One Corp.	7.750%	7/15/25	25,000	31,315
5	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	38,099
	Barclays Bank plc	5.140%	10/14/20	7,935	8,114

3

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2	Barclays plc	3.932%	5/7/25	52,770	54,486
6	Barclays plc, 3M USD LIBOR + 1.380%	3.548%	5/16/24	36,710	36,336
	BB&T Corp.	5.250%	11/1/19	19,000	19,044
	BB&T Corp.	3.200%	9/3/21	25,210	25,677
	BB&T Corp.	2.200%	3/16/23	60,000	59,904
	BB&T Corp.	3.700%	6/5/25	48,000	51,305
5	BNP Paribas SA	2.950%	5/23/22	4,365	4,423
	BNP Paribas SA	3.250%	3/3/23	4,190	4,346
5	BNP Paribas SA	3.800%	1/10/24	76,490	80,127
5	BNP Paribas SA	3.375%	1/9/25	61,070	62,951
5	BNP Paribas SA	3.500%	11/16/27	74,220	77,239
5	BPCE SA	5.700%	10/22/23	10,670	11,764
	BPCE SA	4.000%	4/15/24	25,885	27,821
5	BPCE SA	5.150%	7/21/24	37,185	40,534
5	BPCE SA	3.500%	10/23/27	64,900	67,428
5	BPCE SA	2.700%	10/1/29	48,550	48,242
	Branch Banking & Trust Co.	2.625%	1/15/22	61,500	62,048
6	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	2.838%	6/16/22	57,790	58,221
	Capital One Financial Corp.	2.500%	5/12/20	27,000	27,045
	Capital One Financial Corp.	4.750%	7/15/21	36,165	37,766
	Capital One Financial Corp.	3.750%	4/24/24	60,945	64,035
	Capital One Financial Corp.	3.200%	2/5/25	9,055	9,313
	Citibank NA	3.050%	5/1/20	67,750	68,105
	Citigroup Inc.	2.400%	2/18/20	87,550	87,594
	Citigroup Inc.	4.500%	1/14/22	30,140	31,658
	Citigroup Inc.	4.125%	7/25/28	45,085	48,431
2	Citigroup Inc.	3.520%	10/27/28	72,260	75,639
	Citigroup Inc.	6.625%	6/15/32	9,000	11,793
2	Citigroup Inc.	3.878%	1/24/39	37,225	40,534
	Citigroup Inc.	8.125%	7/15/39	1,883	3,072
	Citigroup Inc.	5.875%	1/30/42	7,460	10,164
	Citigroup Inc.	5.300%	5/6/44	12,142	15,156
	Comerica Bank	2.500%	7/23/24	26,085	26,306
	Commonwealth Bank of Australia	2.300%	3/12/20	21,255	21,278
5	Credit Agricole SA	3.750%	4/24/23	31,690	33,025
5	Credit Agricole SA	3.250%	10/4/24	30,590	31,437
5,6	Credit Agricole SA, 3M USD LIBOR + 1.020%	3.303%	4/24/23	16,500	16,581
	Credit Suisse AG	3.000%	10/29/21	53,710	54,467
	Credit Suisse AG	3.625%	9/9/24	3,955	4,180
5	Credit Suisse Group AG	3.574%	1/9/23	40,835	41,795
2,5	Credit Suisse Group AG	4.207%	6/12/24	12,285	12,920
2,5	Credit Suisse Group AG	2.593%	9/11/25	33,940	33,609
2,5	Credit Suisse Group AG	3.869%	1/12/29	11,050	11,638
5,6	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	3.372%	6/12/24	24,825	24,980
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	25,235
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	47,511
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	60,286
5	Danske Bank A/S	2.000%	9/8/21	41,970	41,617
5	Danske Bank A/S	5.000%	1/12/22	20,770	21,837
5	Danske Bank A/S	3.875%	9/12/23	45,515	47,164
5	Danske Bank A/S	5.375%	1/12/24	27,035	29,633
	Deutsche Bank AG	4.250%	10/14/21	20,815	21,111
5	DNB Bank ASA	2.375%	6/2/21	42,450	42,517
	Fifth Third Bank	2.875%	10/1/21	8,780	8,881
	Fifth Third Bank	3.850%	3/15/26	29,295	31,222
	Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,218
	Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,326
	Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	73,932
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	72,033
2	Goldman Sachs Group Inc.	2.876%	10/31/22	65,405	66,105
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	8,028
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	17,362
2	Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	45,714

4

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,921
	Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	49,907
	Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	38,734
2	Goldman Sachs Group Inc.	3.691%	6/5/28	14,525	15,238
2	Goldman Sachs Group Inc.	3.814%	4/23/29	72,755	77,158
2	Goldman Sachs Group Inc.	4.223%	5/1/29	54,990	59,933
	Goldman Sachs Group Inc.	6.250%	2/1/41	28,795	39,870
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	23,767
5	HSBC Bank plc	4.750%	1/19/21	42,960	44,258
	HSBC Bank USA NA	5.875%	11/1/34	21,000	26,993
	HSBC Holdings plc	3.400%	3/8/21	50,000	50,702
	HSBC Holdings plc	4.000%	3/30/22	10,870	11,326
2	HSBC Holdings plc	3.262%	3/13/23	25,625	26,065
	HSBC Holdings plc	3.600%	5/25/23	56,130	58,336
	HSBC Holdings plc	3.900%	5/25/26	7,915	8,384
2	HSBC Holdings plc	4.041%	3/13/28	27,520	29,214
2	HSBC Holdings plc	4.583%	6/19/29	40,190	44,569
	HSBC Holdings plc	7.625%	5/17/32	15,800	22,478
	HSBC Holdings plc	6.500%	5/2/36	22,000	29,238
	HSBC Holdings plc	6.100%	1/14/42	43,680	62,302
	HSBC Holdings plc	5.250%	3/14/44	5,795	7,172
6	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.124%	5/18/24	26,495	26,565
	HSBC USA Inc.	2.350%	3/5/20	93,430	93,580
	HSBC USA Inc.	3.500%	6/23/24	18,355	19,407
	Huntington Bancshares Inc.	3.150%	3/14/21	26,950	27,306
	Huntington National Bank	2.400%	4/1/20	36,530	36,590
	ING Groep NV	3.150%	3/29/22	13,170	13,443
	ING Groep NV	3.950%	3/29/27	33,605	36,146
	JPMorgan Chase & Co.	2.550%	3/1/21	26,000	26,150
	JPMorgan Chase & Co.	4.625%	5/10/21	14,000	14,550
	JPMorgan Chase & Co.	4.350%	8/15/21	33,285	34,635
	JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,242
	JPMorgan Chase & Co.	3.250%	9/23/22	22,380	23,135
	JPMorgan Chase & Co.	3.375%	5/1/23	36,370	37,603
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,948
	JPMorgan Chase & Co.	3.900%	7/15/25	11,560	12,431
	JPMorgan Chase & Co.	3.300%	4/1/26	26,730	27,949
	JPMorgan Chase & Co.	2.950%	10/1/26	75,000	76,865
	JPMorgan Chase & Co.	4.125%	12/15/26	24,400	26,633
	JPMorgan Chase & Co.	4.250%	10/1/27	9,275	10,191
2	JPMorgan Chase & Co.	4.452%	12/5/29	40,000	45,187
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	94,502
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	21,340
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	17,728
	JPMorgan Chase & Co.	4.950%	6/1/45	12,000	14,823
2	JPMorgan Chase & Co.	3.964%	11/15/48	160,000	179,174
5	Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,205
2,5	Macquarie Group Ltd.	4.150%	3/27/24	50,725	53,451
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,541
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	20,688
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	64,285	64,774
	Morgan Stanley	5.500%	7/24/20	15,000	15,409
	Morgan Stanley	5.750%	1/25/21	13,900	14,531
	Morgan Stanley	2.500%	4/21/21	30,630	30,791
	Morgan Stanley	2.625%	11/17/21	30,200	30,469
	Morgan Stanley	2.750%	5/19/22	63,830	64,717
	Morgan Stanley	3.750%	2/25/23	23,000	24,069
	Morgan Stanley	3.875%	4/29/24	22,050	23,386
2	Morgan Stanley	2.720%	7/22/25	51,520	51,979
	Morgan Stanley	4.000%	7/23/25	20,805	22,428
	Morgan Stanley	3.125%	7/27/26	36,950	38,092
	Morgan Stanley	4.350%	9/8/26	15,000	16,238
	Morgan Stanley	3.625%	1/20/27	31,000	32,782
2	Morgan Stanley	3.772%	1/24/29	56,830	60,620

5

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Morgan Stanley	7.250%	4/1/32	51,100	72,454
	Morgan Stanley	4.300%	1/27/45	24,705	28,540
2,5	Nationwide Building Society	3.622%	4/26/23	22,755	23,153
5	NBK SPC Ltd.	2.750%	5/30/22	56,875	57,122
	PNC Bank NA	3.300%	10/30/24	14,645	15,357
	PNC Bank NA	2.950%	2/23/25	34,775	35,852
	PNC Bank NA	3.100%	10/25/27	42,485	44,576
	PNC Bank NA	3.250%	1/22/28	60,960	64,487
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	42,516
	Royal Bank of Canada	2.500%	1/19/21	24,750	24,917
	Royal Bank of Canada	2.750%	2/1/22	44,630	45,449
	Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,236
	Santander Holdings USA Inc.	3.700%	3/28/22	28,405	29,090
	Santander Holdings USA Inc.	3.400%	1/18/23	26,105	26,655
5	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,055
5	Societe Generale SA	3.250%	1/12/22	38,965	39,625
2,5	Standard Chartered plc	2.744%	9/10/22	42,655	42,740
2	State Street Corp.	2.653%	5/15/23	31,280	31,742
	SunTrust Bank	3.300%	5/15/26	11,955	12,416
	SunTrust Banks Inc.	2.900%	3/3/21	34,300	34,601
	Svenska Handelsbanken AB	1.875%	9/7/21	37,750	37,620
	Synchrony Bank	3.650%	5/24/21	46,290	47,135
	Toronto-Dominion Bank	2.500%	12/14/20	97,700	98,220
5	UBS AG	2.200%	6/8/20	27,590	27,618
2,5	UBS Group AG	3.126%	8/13/30	18,240	18,471
5	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	37,046
5	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	59,653
5	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	46,374
	US Bancorp	2.625%	1/24/22	47,510	48,070
	US Bancorp	3.700%	1/30/24	39,005	41,561
	US Bancorp	2.375%	7/22/26	45,000	45,349
	Wachovia Corp.	6.605%	10/1/25	15,000	17,825
	Wells Fargo & Co.	2.150%	1/30/20	38,370	38,372
	Wells Fargo & Co.	3.000%	1/22/21	27,580	27,893
	Wells Fargo & Co.	4.600%	4/1/21	40,000	41,457
	Wells Fargo & Co.	3.500%	3/8/22	54,840	56,563
	Wells Fargo & Co.	3.069%	1/24/23	10,465	10,658
	Wells Fargo & Co.	3.450%	2/13/23	39,400	40,641
	Wells Fargo & Co.	4.480%	1/16/24	34,444	37,154
	Wells Fargo & Co.	3.750%	1/24/24	30,455	32,159
	Wells Fargo & Co.	3.000%	2/19/25	28,660	29,411
	Wells Fargo & Co.	3.550%	9/29/25	27,170	28,730
	Wells Fargo & Co.	3.000%	4/22/26	36,830	37,803
	Wells Fargo & Co.	4.100%	6/3/26	45,700	49,042
	Wells Fargo & Co.	3.000%	10/23/26	6,435	6,605
2	Wells Fargo & Co.	3.196%	6/17/27	57,145	59,040
	Wells Fargo & Co.	5.606%	1/15/44	28,551	36,952
	Wells Fargo & Co.	4.650%	11/4/44	20,735	23,925
	Wells Fargo & Co.	4.900%	11/17/45	16,060	19,215
	Wells Fargo & Co.	4.400%	6/14/46	36,200	40,587
	Wells Fargo & Co.	4.750%	12/7/46	38,790	45,892
	Westpac Banking Corp.	2.300%	5/26/20	22,948	22,998

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	6,625	6,715
	Charles Schwab Corp.	3.200%	3/2/27	19,790	20,681
	Insurance (2.5%)
	Aetna Inc.	2.800%	6/15/23	32,080	32,492
5	AIA Group Ltd.	3.600%	4/9/29	49,000	52,292
5	AIG Global Funding	2.700%	12/15/21	41,815	42,129
	American International Group Inc.	4.250%	3/15/29	33,365	36,463
	Anthem Inc.	3.700%	8/15/21	25,635	26,197
	Anthem Inc.	3.300%	1/15/23	20,000	20,657
	Anthem Inc.	3.650%	12/1/27	13,150	13,790

6

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Anthem Inc.	4.101%	3/1/28	42,145	45,385
	Anthem Inc.	4.650%	8/15/44	14,857	16,403
	Anthem Inc.	4.375%	12/1/47	11,455	12,365
	Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	36,918
	Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	24,918
	Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,244
	Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	21,415
	Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	13,068
	Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	30,275
	Cigna Holding Co.	3.250%	4/15/25	30,765	31,645
5	Five Corners Funding Trust	4.419%	11/15/23	5,320	5,730
5	Guardian Life Global Funding	2.000%	4/26/21	12,825	12,791
5	Jackson National Life Global Funding	3.250%	1/30/24	48,955	50,906
5	Liberty Mutual Group Inc.	4.250%	6/15/23	2,608	2,762
5	Liberty Mutual Group Inc.	4.569%	2/1/29	9,217	10,326
5	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,177
	Loews Corp.	2.625%	5/15/23	14,100	14,309
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	22,125	24,974
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	8,985	11,234
5	MassMutual Global Funding II	2.000%	4/15/21	42,188	42,088
	MetLife Inc.	3.600%	4/10/24	28,000	29,643
	MetLife Inc.	4.125%	8/13/42	5,300	5,872
	MetLife Inc.	4.875%	11/13/43	17,500	21,496
5	Metropolitan Life Global Funding I	3.450%	10/9/21	28,465	29,263
5	Metropolitan Life Global Funding I	2.650%	4/8/22	14,005	14,174
5	Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	32,199
5	Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	44,950
5	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	31,967
5	New York Life Global Funding	2.900%	1/17/24	58,670	60,401
5	New York Life Insurance Co.	5.875%	5/15/33	44,785	59,925
5	New York Life Insurance Co.	4.450%	5/15/69	14,535	17,062
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	25,723
5	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,060	9,261
5	Principal Financial Global Funding LLC	2.500%	9/16/29	45,000	44,630
	Prudential Financial Inc.	4.500%	11/15/20	24,055	24,702
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	21,990	26,781
5	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,865	48,594
	UnitedHealth Group Inc.	3.875%	10/15/20	6,786	6,885
	UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,387
	UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,289
	UnitedHealth Group Inc.	3.100%	3/15/26	14,220	14,859
	UnitedHealth Group Inc.	3.850%	6/15/28	34,260	37,501
	UnitedHealth Group Inc.	4.625%	7/15/35	9,285	11,227
	UnitedHealth Group Inc.	6.625%	11/15/37	20,000	28,576
	UnitedHealth Group Inc.	4.625%	11/15/41	36,010	42,460
	UnitedHealth Group Inc.	4.250%	3/15/43	31,000	35,213
	UnitedHealth Group Inc.	4.750%	7/15/45	19,035	23,092
	UnitedHealth Group Inc.	4.200%	1/15/47	8,345	9,414
	UnitedHealth Group Inc.	4.250%	6/15/48	12,545	14,486
	Willis North America Inc.	2.950%	9/15/29	6,870	6,739
	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,492
	Boston Properties LP	3.125%	9/1/23	13,520	13,944
	Boston Properties LP	3.800%	2/1/24	1,780	1,881
	Realty Income Corp.	5.750%	1/15/21	8,675	8,992
	Simon Property Group LP	4.375%	3/1/21	22,000	22,605
	Simon Property Group LP	4.125%	12/1/21	12,946	13,447
	Simon Property Group LP	3.750%	2/1/24	6,645	7,038
	Simon Property Group LP	3.375%	10/1/24	20,470	21,527
	Simon Property Group LP	2.450%	9/13/29	38,350	37,377
5	WEA Finance LLC	4.125%	9/20/28	20,815	22,567
5	WEA Finance LLC	4.625%	9/20/48	26,575	31,089
					9,513,674

7

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Industrial (20.8%)
	Basic Industry (0.1%)
5	Air Liquide Finance SA	2.250%	9/27/23	21,000	21,034
5	Air Liquide Finance SA	2.500%	9/27/26	16,815	16,979
	International Paper Co.	4.350%	8/15/48	43,570	44,960
	Capital Goods (1.7%)
5	BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,039
5	BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	27,397
5	BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	31,368
	Boeing Co.	2.700%	2/1/27	16,380	16,730
	Boeing Co.	5.875%	2/15/40	5,000	6,760
	Boeing Co.	3.375%	6/15/46	8,000	8,041
	Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	40,211
	Caterpillar Inc.	3.900%	5/27/21	32,880	33,881
	Caterpillar Inc.	2.600%	6/26/22	9,575	9,738
	Caterpillar Inc.	3.400%	5/15/24	19,475	20,554
	Caterpillar Inc.	5.200%	5/27/41	19,770	26,029
	Deere & Co.	4.375%	10/16/19	13,090	13,102
	Eaton Corp.	6.500%	6/1/25	10,000	11,665
	General Dynamics Corp.	2.875%	5/11/20	54,940	55,222
	General Dynamics Corp.	3.875%	7/15/21	9,950	10,253
	General Electric Co.	2.700%	10/9/22	14,000	14,050
	General Electric Co.	3.100%	1/9/23	6,094	6,173
	Honeywell International Inc.	4.250%	3/1/21	29,484	30,420
	Illinois Tool Works Inc.	3.500%	3/1/24	42,775	45,148
	John Deere Capital Corp.	2.800%	1/27/23	8,000	8,217
	John Deere Capital Corp.	3.350%	6/12/24	9,000	9,476
	John Deere Capital Corp.	3.450%	3/13/25	43,560	46,370
	Johnson Controls International plc	5.000%	3/30/20	29,000	29,369
	Johnson Controls International plc	3.750%	12/1/21	596	612
	Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,392
	Lockheed Martin Corp.	2.900%	3/1/25	26,840	27,865
	Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,999
	Lockheed Martin Corp.	4.700%	5/15/46	12,041	15,215
	Lockheed Martin Corp.	4.090%	9/15/52	4,609	5,412
	Parker-Hannifin Corp.	3.250%	6/14/29	9,065	9,444
	Parker-Hannifin Corp.	4.450%	11/21/44	14,290	16,439
	Raytheon Co.	3.125%	10/15/20	10,000	10,119
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	61,994
5	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	64,641
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	47,959
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,040	30,236
	United Technologies Corp.	4.500%	4/15/20	24,170	24,465
	United Technologies Corp.	3.100%	6/1/22	10,095	10,390
	United Technologies Corp.	4.125%	11/16/28	32,800	37,106
	United Technologies Corp.	4.450%	11/16/38	9,050	10,770
	United Technologies Corp.	4.500%	6/1/42	55,694	66,453
	United Technologies Corp.	3.750%	11/1/46	5,891	6,440
	Communication (3.1%)
	America Movil SAB de CV	3.125%	7/16/22	66,820	68,500
	America Movil SAB de CV	3.625%	4/22/29	25,600	27,215
	America Movil SAB de CV	6.125%	3/30/40	10,010	13,590
	American Tower Corp.	3.450%	9/15/21	23,985	24,531
	American Tower Corp.	4.700%	3/15/22	2,905	3,072
	American Tower Corp.	5.000%	2/15/24	8,641	9,533
	American Tower Corp.	4.400%	2/15/26	7,300	8,000
	American Tower Corp.	3.800%	8/15/29	56,050	59,564
	AT&T Inc.	2.450%	6/30/20	17,525	17,549
	AT&T Inc.	4.600%	2/15/21	4,900	5,023
	AT&T Inc.	3.875%	8/15/21	20,000	20,611
	AT&T Inc.	7.850%	1/15/22	23,750	26,499
	AT&T Inc.	3.600%	7/15/25	22,963	24,106
	AT&T Inc.	4.900%	8/15/37	4,175	4,745

8

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AT&T Inc.	4.850%	3/1/39	26,937	30,572
	CBS Corp.	4.300%	2/15/21	22,710	23,204
	CBS Corp.	3.700%	6/1/28	14,790	15,398
	Comcast Corp.	3.000%	2/1/24	51,960	53,775
	Comcast Corp.	3.600%	3/1/24	60,515	64,278
	Comcast Corp.	3.375%	2/15/25	2,565	2,702
	Comcast Corp.	3.150%	3/1/26	15,280	15,946
	Comcast Corp.	2.350%	1/15/27	19,840	19,708
	Comcast Corp.	4.250%	1/15/33	15,060	17,286
	Comcast Corp.	4.200%	8/15/34	25,155	28,722
	Comcast Corp.	4.400%	8/15/35	32,657	37,932
	Comcast Corp.	4.600%	10/15/38	46,815	55,755
	Comcast Corp.	4.650%	7/15/42	7,260	8,714
	Comcast Corp.	4.500%	1/15/43	20,000	23,582
	Comcast Corp.	4.750%	3/1/44	28,710	34,887
	Comcast Corp.	4.600%	8/15/45	46,358	55,143
	Comcast Corp.	3.969%	11/1/47	40,576	44,713
	Comcast Corp.	4.000%	3/1/48	17,415	19,175
	Comcast Corp.	4.700%	10/15/48	44,065	53,973
	Comcast Corp.	3.999%	11/1/49	26,848	29,673
	Comcast Corp.	4.049%	11/1/52	21,572	24,035
	Comcast Corp.	4.950%	10/15/58	34,115	43,482
5	Cox Communications Inc.	3.250%	12/15/22	26,585	27,241
5	Cox Communications Inc.	4.800%	2/1/35	58,525	63,338
5	Cox Communications Inc.	6.450%	12/1/36	1,575	1,988
5	Cox Communications Inc.	4.600%	8/15/47	3,325	3,651
	Crown Castle International Corp.	3.650%	9/1/27	10,385	11,016
	Crown Castle International Corp.	3.800%	2/15/28	8,575	9,142
5	Fox Corp.	5.576%	1/25/49	9,395	11,831
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	26,916
	NBCUniversal Media LLC	4.450%	1/15/43	10,639	12,253
	Orange SA	9.000%	3/1/31	54,566	85,084
5	SK Telecom Co. Ltd.	3.750%	4/16/23	12,220	12,733
5	Sky Ltd.	3.750%	9/16/24	42,911	45,922
2,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	46,800	49,749
	Telefonica Emisiones SAU	5.213%	3/8/47	4,600	5,333
	Telefonica Emisiones SAU	5.520%	3/1/49	16,870	20,510
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,805
	Verizon Communications Inc.	3.450%	3/15/21	15,585	15,917
	Verizon Communications Inc.	4.812%	3/15/39	67,074	80,628
	Verizon Communications Inc.	4.750%	11/1/41	28,730	34,142
	Verizon Communications Inc.	5.012%	4/15/49	52,343	65,344
	Verizon Communications Inc.	4.672%	3/15/55	6,414	7,674
	Viacom Inc.	5.850%	9/1/43	14,700	18,022
	Vodafone Group plc	5.000%	5/30/38	1,890	2,154
	Vodafone Group plc	5.250%	5/30/48	47,080	54,525
5	Walt Disney Co.	4.500%	2/15/21	4,650	4,814
	Walt Disney Co.	2.000%	9/1/29	84,065	81,576
5	Walt Disney Co.	6.200%	12/15/34	11,000	15,654
	Walt Disney Co.	4.125%	6/1/44	6,320	7,615
	Walt Disney Co.	2.750%	9/1/49	12,000	11,495
	Consumer Cyclical (2.3%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,481
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,066
	Alibaba Group Holding Ltd.	3.600%	11/28/24	45,610	47,858
	Alibaba Group Holding Ltd.	3.400%	12/6/27	65,650	68,201
	Amazon.com Inc.	2.500%	11/29/22	31,600	32,122
	Amazon.com Inc.	2.800%	8/22/24	26,740	27,776
	Amazon.com Inc.	4.800%	12/5/34	55,880	69,731
	Amazon.com Inc.	4.950%	12/5/44	17,920	23,639
	Amazon.com Inc.	4.250%	8/22/57	52,165	64,444
	American Honda Finance Corp.	2.300%	9/9/26	17,135	17,055

9

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AutoZone Inc.	4.000%	11/15/20	25,000	25,418
	AutoZone Inc.	3.700%	4/15/22	12,752	13,158
5	BMW US Capital LLC	2.000%	4/11/21	19,815	19,765
5	BMW US Capital LLC	2.250%	9/15/23	93,000	92,874
2,5	CVS Pass-Through Trust	5.926%	1/10/34	12,956	15,036
5	Daimler Finance North America LLC	2.450%	5/18/20	8,005	8,018
5	Daimler Finance North America LLC	2.300%	2/12/21	34,630	34,625
5	Daimler Finance North America LLC	2.000%	7/6/21	60,000	59,589
5	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,361
5	Daimler Finance North America LLC	3.250%	8/1/24	3,970	4,065
	Ford Motor Credit Co. LLC	3.157%	8/4/20	23,890	23,942
	General Motors Financial Co. Inc.	3.550%	4/9/21	16,525	16,763
	General Motors Financial Co. Inc.	3.950%	4/13/24	58,730	60,401
	Home Depot Inc.	2.700%	4/1/23	24,715	25,442
	Home Depot Inc.	3.900%	12/6/28	10,040	11,285
	Home Depot Inc.	4.400%	3/15/45	22,390	27,008
	Home Depot Inc.	4.500%	12/6/48	12,020	14,928
5	Hyundai Capital America	2.550%	4/3/20	29,410	29,424
5,6	Hyundai Capital America, 3M USD LIBOR + 0.940%	3.243%	7/8/21	50,500	50,581
	Lowe’s Cos. Inc.	3.100%	5/3/27	115,000	118,437
	Lowe’s Cos. Inc.	4.550%	4/5/49	17,360	20,044
	Marriott International Inc.	2.300%	1/15/22	44,000	43,990
	McDonald’s Corp.	3.500%	7/15/20	21,760	22,010
	McDonald’s Corp.	2.625%	1/15/22	10,175	10,321
	McDonald’s Corp.	3.250%	6/10/24	4,400	4,618
	McDonald’s Corp.	4.875%	12/9/45	22,775	27,468
	Starbucks Corp.	4.500%	11/15/48	35,130	40,578
	Target Corp.	2.900%	1/15/22	11,850	12,163
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,860
	Walmart Inc.	2.550%	4/11/23	44,450	45,356
	Walmart Inc.	3.550%	6/26/25	56,485	60,988
	Walmart Inc.	3.625%	12/15/47	14,950	16,795

	Consumer Noncyclical (6.5%)
5	Alcon Finance Corp.	2.750%	9/23/26	5,645	5,689
5	Alcon Finance Corp.	3.000%	9/23/29	8,785	8,891
5	Alcon Finance Corp.	3.800%	9/23/49	12,220	12,827
	Allergan Funding SCS	3.450%	3/15/22	23,785	24,379
	Allergan Funding SCS	3.800%	3/15/25	12,825	13,403
	Allergan Funding SCS	4.850%	6/15/44	14,075	15,097
	Altria Group Inc.	4.750%	5/5/21	40,806	42,410
	Altria Group Inc.	2.850%	8/9/22	11,835	11,977
	Altria Group Inc.	4.800%	2/14/29	21,200	23,189
	Altria Group Inc.	4.500%	5/2/43	10,105	10,080
	Altria Group Inc.	3.875%	9/16/46	22,625	20,718
	Amgen Inc.	3.625%	5/22/24	38,185	40,412
	Amgen Inc.	5.150%	11/15/41	27,515	33,055
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	15,460	17,875
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	94,525	112,447
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	56,807	58,984
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	8,344
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	822
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	9,978
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,700	6,727
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	19,545
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	14,500	16,742
	Archer-Daniels-Midland Co.	4.500%	3/15/49	34,425	42,891
	Ascension Health	3.945%	11/15/46	11,280	13,165
2	Ascension Health	4.847%	11/15/53	2,165	2,898
	AstraZeneca plc	2.375%	11/16/20	37,225	37,347
	AstraZeneca plc	3.375%	11/16/25	27,755	29,132
	AstraZeneca plc	4.000%	1/17/29	33,295	36,957

10

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BAT Capital Corp.	3.557%	8/15/27	60,340	60,672
5	BAT International Finance plc	2.750%	6/15/20	17,600	17,645
5	BAT International Finance plc	3.250%	6/7/22	50,880	51,916
5	BAT International Finance plc	3.950%	6/15/25	15,000	15,617
5	Bayer US Finance II LLC	4.250%	12/15/25	63,351	67,549
5	Bayer US Finance II LLC	5.500%	7/30/35	15,000	16,711
5	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,140
5	Bayer US Finance LLC	3.000%	10/8/21	38,730	39,180
5	Bayer US Finance LLC	3.375%	10/8/24	26,960	27,567
	Biogen Inc.	2.900%	9/15/20	17,465	17,590
	Boston Scientific Corp.	4.000%	3/1/29	6,515	7,184
5	Bristol-Myers Squibb Co.	3.400%	7/26/29	29,395	31,421
5	Bristol-Myers Squibb Co.	4.125%	6/15/39	16,775	18,953
5	Bristol-Myers Squibb Co.	4.250%	10/26/49	25,825	30,083
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,086
	Cardinal Health Inc.	4.500%	11/15/44	23,250	22,358
5	Cargill Inc.	4.760%	11/23/45	57,879	73,138
	Celgene Corp.	3.550%	8/15/22	21,144	21,965
	Celgene Corp.	2.750%	2/15/23	4,416	4,494
	Celgene Corp.	3.250%	2/20/23	7,590	7,817
	Celgene Corp.	4.000%	8/15/23	1,455	1,550
	Celgene Corp.	3.625%	5/15/24	11,980	12,630
	Cigna Corp.	4.375%	10/15/28	18,115	19,890
	Cigna Corp.	4.800%	8/15/38	25,725	28,985
	Cigna Corp.	4.900%	12/15/48	18,087	21,016
	Coca-Cola Co.	4.500%	9/1/21	14,785	15,231
	Coca-Cola European Partners plc	3.500%	9/15/20	4,600	4,653
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	29,690
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,307
	CommonSpirit Health	2.950%	11/1/22	36,807	37,341
	CommonSpirit Health	4.200%	8/1/23	11,695	12,407
	CommonSpirit Health	2.760%	10/1/24	28,080	28,333
	CommonSpirit Health	3.347%	10/1/29	40,950	41,386
2	CommonSpirit Health	4.350%	11/1/42	22,185	23,743
	CommonSpirit Health	4.187%	10/1/49	36,600	38,021
	Conagra Brands Inc.	4.600%	11/1/25	7,685	8,442
	Conagra Brands Inc.	5.300%	11/1/38	22,930	26,603
	Constellation Brands Inc.	2.700%	5/9/22	2,400	2,424
	CVS Health Corp.	2.750%	12/1/22	20,000	20,223
	CVS Health Corp.	4.875%	7/20/35	18,205	20,289
	CVS Health Corp.	5.125%	7/20/45	25,595	29,048
5	Danone SA	2.589%	11/2/23	10,000	10,121
5	Danone SA	2.947%	11/2/26	68,785	70,214
	Diageo Capital plc	2.625%	4/29/23	42,580	43,352
	Diageo Capital plc	2.375%	10/24/29	19,420	19,244
	Diageo Investment Corp.	2.875%	5/11/22	17,245	17,618
	Dignity Health	3.812%	11/1/24	18,560	19,628
	Dignity Health	2.637%	11/1/19	4,480	4,480
	Eli Lilly & Co.	3.700%	3/1/45	20,040	22,131
5	EMD Finance LLC	2.400%	3/19/20	1,100	1,100
5	EMD Finance LLC	2.950%	3/19/22	19,640	19,858
5	Forest Laboratories Inc.	4.875%	2/15/21	3,312	3,405
5	Forest Laboratories LLC	5.000%	12/15/21	23,725	24,920
	Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,322
	Gilead Sciences Inc.	2.500%	9/1/23	26,390	26,732
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	22,666
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	30,184
	Gilead Sciences Inc.	4.500%	2/1/45	55,782	63,810
	Gilead Sciences Inc.	4.750%	3/1/46	13,200	15,759
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	26,424
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	20,660
	GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	52,654
5	Imperial Tobacco Finance plc	3.750%	7/21/22	58,995	60,688
	Johnson & Johnson	6.730%	11/15/23	15,000	17,823

11

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Johnson & Johnson	2.450%	3/1/26	78,000	79,388
	Kaiser Foundation Hospitals	3.500%	4/1/22	10,115	10,532
	Kaiser Foundation Hospitals	3.150%	5/1/27	18,190	19,159
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	16,234
	Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	7,869
	Kraft Heinz Foods Co.	4.375%	6/1/46	26,410	24,909
	Kroger Co.	3.300%	1/15/21	13,605	13,783
	Kroger Co.	3.850%	8/1/23	5,055	5,329
2	Mayo Clinic	4.128%	11/15/52	11,465	13,585
	Medtronic Inc.	3.150%	3/15/22	23,969	24,714
	Medtronic Inc.	3.500%	3/15/25	14,070	15,070
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	11,505	15,280
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	7,820	9,468
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	5,940	7,248
	Merck & Co. Inc.	2.350%	2/10/22	24,825	25,151
	Merck & Co. Inc.	2.800%	5/18/23	15,650	16,114
	Merck & Co. Inc.	2.750%	2/10/25	38,000	39,273
	Merck & Co. Inc.	3.400%	3/7/29	58,390	63,201
	Merck & Co. Inc.	4.150%	5/18/43	28,405	34,089
	Mercy Health	4.302%	7/1/28	19,830	22,341
	Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,340
	Molson Coors Brewing Co.	3.000%	7/15/26	22,000	22,208
	New York & Presbyterian Hospital	4.024%	8/1/45	5,785	6,785
	Novartis Capital Corp.	3.400%	5/6/24	13,425	14,255
	Novartis Capital Corp.	4.400%	5/6/44	21,485	26,523
	Partners Healthcare System	3.443%	7/1/21	2,000	2,050
	PepsiCo Inc.	2.375%	10/6/26	72,545	73,342
	PepsiCo Inc.	4.000%	3/5/42	35,200	40,639
	PepsiCo Inc.	3.450%	10/6/46	45,740	49,101
	Pfizer Inc.	3.000%	6/15/23	25,440	26,404
	Pfizer Inc.	3.000%	12/15/26	28,400	29,922
	Pfizer Inc.	3.450%	3/15/29	52,500	56,842
	Pfizer Inc.	4.100%	9/15/38	52,715	60,899
	Philip Morris International Inc.	4.500%	3/26/20	25,000	25,301
	Philip Morris International Inc.	1.875%	2/25/21	43,455	43,397
	Philip Morris International Inc.	4.125%	5/17/21	15,705	16,214
	Philip Morris International Inc.	2.500%	8/22/22	13,250	13,354
	Philip Morris International Inc.	2.625%	3/6/23	23,000	23,319
	Philip Morris International Inc.	3.600%	11/15/23	7,000	7,375
	Philip Morris International Inc.	4.500%	3/20/42	11,665	13,046
	Philip Morris International Inc.	3.875%	8/21/42	22,785	23,409
	Philip Morris International Inc.	4.875%	11/15/43	5,835	6,857
	Philip Morris International Inc.	4.250%	11/10/44	15,000	16,501
2	Procter & Gamble - Esop	9.360%	1/1/21	4,376	4,613
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	18,543
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	17,025	16,964
2	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	12,030	13,744
5	Roche Holdings Inc.	2.875%	9/29/21	26,150	26,580
5	Roche Holdings Inc.	2.375%	1/28/27	61,570	62,109
	Sanofi	4.000%	3/29/21	36,275	37,360
5	Sigma Alimentos SA de CV	4.125%	5/2/26	21,075	21,784
5	South Carolina Electric & Gas Co.	3.500%	6/15/22	7,440	7,629
	SSM Health Care Corp.	3.823%	6/1/27	35,390	38,191
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	6,765	6,258
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	29,637
	Unilever Capital Corp.	4.250%	2/10/21	78,185	80,441
	Wyeth LLC	5.950%	4/1/37	15,000	20,509
	Energy (2.2%)
5	BG Energy Capital plc	4.000%	10/15/21	17,070	17,675
5	BG Energy Capital plc	5.125%	10/15/41	20,000	25,406
	BP Capital Markets America Inc.	4.500%	10/1/20	28,000	28,667
	BP Capital Markets America Inc.	4.742%	3/11/21	10,000	10,388
	BP Capital Markets America Inc.	3.245%	5/6/22	10,000	10,293

12

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets plc	2.315%	2/13/20	3,760	3,764
	BP Capital Markets plc	3.062%	3/17/22	35,770	36,582
	BP Capital Markets plc	2.500%	11/6/22	8,000	8,097
	BP Capital Markets plc	3.994%	9/26/23	13,130	14,026
	BP Capital Markets plc	3.814%	2/10/24	38,000	40,414
	BP Capital Markets plc	3.506%	3/17/25	41,710	44,185
	Chevron Corp.	2.355%	12/5/22	6,000	6,047
	Chevron Corp.	3.191%	6/24/23	69,750	72,758
	Cimarex Energy Co.	4.375%	6/1/24	30,289	31,802
	ConocoPhillips	7.000%	3/30/29	11,500	15,194
	ConocoPhillips	4.950%	3/15/26	12,710	14,651
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	14,085	14,671
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	14,190	17,107
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	7,003	8,213
	Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,798
	Enterprise Products Operating LLC	4.250%	2/15/48	23,475	25,312
	Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,800
	Exxon Mobil Corp.	2.726%	3/1/23	10,710	11,011
	Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,682
	Exxon Mobil Corp.	2.275%	8/16/26	35,095	35,367
	Exxon Mobil Corp.	2.440%	8/16/29	24,070	24,289
	Exxon Mobil Corp.	4.114%	3/1/46	10,845	12,843
6	MPLX LP, 3M USD LIBOR + 0.900%	3.002%	9/9/21	13,855	13,907
	Noble Energy Inc.	4.150%	12/15/21	14,890	15,383
	Occidental Petroleum Corp.	4.100%	2/1/21	27,466	27,988
	Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,291
	Occidental Petroleum Corp.	3.400%	4/15/26	11,750	11,979
	Phillips 66	4.300%	4/1/22	30,000	31,606
5	Schlumberger Holdings Corp.	4.000%	12/21/25	21,010	22,402
5	Schlumberger Holdings Corp.	3.900%	5/17/28	25,724	27,264
5	Schlumberger Investment SA	2.400%	8/1/22	20,765	20,911
	Shell International Finance BV	3.250%	5/11/25	28,680	30,395
	Shell International Finance BV	4.125%	5/11/35	40,575	46,745
	Shell International Finance BV	5.500%	3/25/40	10,795	14,473
	Shell International Finance BV	4.375%	5/11/45	95,725	115,686
	Suncor Energy Inc.	3.600%	12/1/24	19,505	20,568
	Suncor Energy Inc.	5.950%	12/1/34	13,000	17,036
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	26,641
	Texaco Capital Inc.	8.625%	4/1/32	25,000	38,687
	Total Capital International SA	2.700%	1/25/23	32,714	33,420
	Total Capital International SA	3.750%	4/10/24	50,000	53,551
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	31,345
	TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	21,294
	TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	65,017
	Other Industrial (0.3%)
	George Washington University	3.545%	9/15/46	10,000	10,778
	Georgetown University	4.315%	4/1/49	7,010	8,733
2	Johns Hopkins University	4.083%	7/1/53	24,695	30,339
5	SBA Tower Trust	3.168%	4/11/22	49,780	50,467
5	SBA Tower Trust	3.448%	3/15/23	28,730	29,541
5	SBA Tower Trust	2.836%	1/15/25	24,160	24,192
	Technology (4.0%)
	Apple Inc.	2.850%	2/23/23	43,845	45,068
	Apple Inc.	3.000%	2/9/24	22,750	23,679
	Apple Inc.	3.450%	5/6/24	31,140	33,144
	Apple Inc.	2.850%	5/11/24	45,635	47,358
	Apple Inc.	2.750%	1/13/25	21,615	22,308
	Apple Inc.	3.250%	2/23/26	38,220	40,499
	Apple Inc.	2.450%	8/4/26	55,182	55,854
	Apple Inc.	3.350%	2/9/27	56,435	60,260
	Apple Inc.	3.200%	5/11/27	39,750	42,150
	Apple Inc.	2.900%	9/12/27	83,420	86,755
	Apple Inc.	3.850%	5/4/43	15,275	17,116

13

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Apple Inc.	4.450%	5/6/44	4,035	4,924
	Apple Inc.	3.850%	8/4/46	36,510	41,301
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	36,975	37,770
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	35,540	35,611
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	2,925	2,848
5	Broadcom Inc.	4.250%	4/15/26	3,395	3,507
	Cisco Systems Inc.	2.500%	9/20/26	15,921	16,334
	Fiserv Inc.	3.200%	7/1/26	21,845	22,615
	Intel Corp.	2.875%	5/11/24	29,825	30,972
	Intel Corp.	4.100%	5/19/46	47,755	55,274
	International Business Machines Corp.	3.375%	8/1/23	61,300	64,038
	International Business Machines Corp.	3.625%	2/12/24	22,800	24,192
	International Business Machines Corp.	3.000%	5/15/24	81,400	84,240
	International Business Machines Corp.	7.000%	10/30/25	25,000	31,394
	International Business Machines Corp.	3.300%	5/15/26	148,025	155,981
	International Business Machines Corp.	3.500%	5/15/29	98,025	105,293
	Microsoft Corp.	2.375%	2/12/22	19,865	20,113
	Microsoft Corp.	3.625%	12/15/23	13,500	14,434
	Microsoft Corp.	2.875%	2/6/24	61,625	64,299
	Microsoft Corp.	2.700%	2/12/25	23,890	24,774
	Microsoft Corp.	3.125%	11/3/25	26,300	27,932
	Microsoft Corp.	2.400%	8/8/26	64,501	65,662
	Microsoft Corp.	3.450%	8/8/36	53,965	59,632
	Microsoft Corp.	4.100%	2/6/37	45,435	53,748
	Microsoft Corp.	4.500%	10/1/40	18,210	22,852
	Microsoft Corp.	4.450%	11/3/45	61,885	77,881
	Microsoft Corp.	3.700%	8/8/46	50,485	57,583
	Microsoft Corp.	4.250%	2/6/47	61,800	76,644
	Oracle Corp.	1.900%	9/15/21	70,285	70,248
	Oracle Corp.	2.500%	5/15/22	38,860	39,300
	Oracle Corp.	2.400%	9/15/23	63,535	64,329
	Oracle Corp.	2.950%	11/15/24	80,105	83,158
	Oracle Corp.	2.950%	5/15/25	11,300	11,713
	Oracle Corp.	3.250%	11/15/27	112,120	118,386
	Oracle Corp.	4.000%	11/15/47	32,260	36,235
	QUALCOMM Inc.	2.600%	1/30/23	26,140	26,594
	QUALCOMM Inc.	2.900%	5/20/24	38,055	39,098
5	Tencent Holdings Ltd.	3.575%	4/11/26	6,255	6,527
5	Tencent Holdings Ltd.	3.595%	1/19/28	57,625	60,001
5	Tencent Holdings Ltd.	3.975%	4/11/29	30,760	32,983
	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,399
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	11,515	12,264
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	5,750	6,901
	CSX Corp.	4.300%	3/1/48	16,635	18,569
	CSX Corp.	3.350%	9/15/49	13,475	13,175
5	ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,166
5	ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,705
5	ERAC USA Finance LLC	3.300%	10/15/22	745	766
5	ERAC USA Finance LLC	7.000%	10/15/37	3,775	5,358
5	ERAC USA Finance LLC	5.625%	3/15/42	31,000	39,390
	FedEx Corp.	2.700%	4/15/23	15,810	15,992
	Kansas City Southern	4.950%	8/15/45	13,845	16,626
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	15,560	16,173
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	22,660	22,709
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	53,520	56,478
	Union Pacific Corp.	3.700%	3/1/29	27,750	30,143
	Union Pacific Corp.	4.300%	3/1/49	7,030	8,116
	Union Pacific Corp.	3.799%	10/1/51	14,843	15,821
2	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	7,213	7,487
	United Parcel Service Inc.	2.450%	10/1/22	17,095	17,260
					12,030,130

14

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Utilities (4.9%)
	Electric (4.3%)
	AEP Texas Inc.	4.150%	5/1/49	4,750	5,464
	Alabama Power Co.	5.200%	6/1/41	3,365	4,172
	Alabama Power Co.	4.100%	1/15/42	5,595	6,060
	Alabama Power Co.	3.750%	3/1/45	20,255	21,902
	Alabama Power Co.	4.300%	7/15/48	27,790	32,550
	Ameren Illinois Co.	2.700%	9/1/22	58,000	58,957
	Ameren Illinois Co.	3.800%	5/15/28	22,365	24,876
	Ameren Illinois Co.	3.700%	12/1/47	5,085	5,529
	Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,681
	Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	20,940
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	32,917	45,462
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,725	13,541
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	6,685	8,019
5	Cleco Corporate Holdings LLC	3.375%	9/15/29	13,465	13,478
	Commonwealth Edison Co.	2.950%	8/15/27	23,275	24,030
	Commonwealth Edison Co.	4.350%	11/15/45	11,990	14,215
	Commonwealth Edison Co.	3.650%	6/15/46	6,420	6,893
	Commonwealth Edison Co.	4.000%	3/1/48	17,900	20,392
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	12,533
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	45,000	62,619
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	36,668
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,752	2,985
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	24,915	29,838
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	24,475	28,504
	Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,055
	Dominion Energy Inc.	2.579%	7/1/20	12,040	12,067
	Dominion Energy Inc.	2.715%	8/15/21	14,945	15,042
5	Dominion Energy Inc.	2.450%	1/15/23	106,490	106,894
	Dominion Energy Inc.	4.900%	8/1/41	13,562	16,038
	Dominion Energy Inc.	4.600%	3/15/49	17,875	21,010
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,832	6,582
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,446	1,815
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	23,085	31,327
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	9,627	12,610
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	6,830	8,295
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	25,065	33,347
	DTE Energy Co.	3.800%	3/15/27	19,405	20,765
	Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,335
	Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	6,307
	Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	18,994
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	5,546
	Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	7,305
	Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,801
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,220	18,581
	Duke Energy Corp.	2.650%	9/1/26	17,480	17,544
	Duke Energy Corp.	3.400%	6/15/29	11,420	11,955
	Duke Energy Corp.	4.800%	12/15/45	37,600	44,810
	Duke Energy Corp.	3.750%	9/1/46	14,740	15,114
	Duke Energy Progress LLC	2.800%	5/15/22	20,140	20,513
	Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,300
	Duke Energy Progress LLC	4.100%	3/15/43	6,221	6,979
	Duke Energy Progress LLC	4.200%	8/15/45	61,923	71,480
	Emera US Finance LP	3.550%	6/15/26	32,320	33,853
	Entergy Corp.	2.950%	9/1/26	7,085	7,186
	Entergy Louisiana LLC	3.120%	9/1/27	10,065	10,486
	Evergy Inc.	2.450%	9/15/24	28,130	28,084
	Evergy Inc.	2.900%	9/15/29	30,000	29,753
	Eversource Energy	4.500%	11/15/19	1,880	1,885
	Eversource Energy	2.900%	10/1/24	25,155	25,749
	Eversource Energy	3.150%	1/15/25	6,775	7,000
	Eversource Energy	3.300%	1/15/28	14,490	15,008
	Florida Power & Light Co.	6.200%	6/1/36	12,452	16,962

15

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Florida Power & Light Co.	5.950%	2/1/38	10,000	13,934
	Florida Power & Light Co.	5.690%	3/1/40	4,994	6,778
	Florida Power & Light Co.	5.250%	2/1/41	29,745	38,700
	Florida Power & Light Co.	4.125%	2/1/42	20,000	23,074
	Florida Power & Light Co.	3.700%	12/1/47	27,690	30,651
	Fortis Inc.	3.055%	10/4/26	44,365	45,184
	Georgia Power Co.	4.750%	9/1/40	34,725	40,133
	Georgia Power Co.	4.300%	3/15/42	48,262	52,878
	Indiana Michigan Power Co.	4.250%	8/15/48	14,590	17,145
5	Massachusetts Electric Co.	5.900%	11/15/39	21,895	29,491
5	Metropolitan Edison Co.	4.300%	1/15/29	5,006	5,650
5	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	2,540	2,787
	MidAmerican Energy Co.	5.750%	11/1/35	9,925	13,048
	MidAmerican Energy Co.	4.250%	5/1/46	14,675	17,319
	MidAmerican Energy Co.	4.250%	7/15/49	11,000	13,245
5	Monongahela Power Co.	4.100%	4/15/24	11,000	11,777
5	Monongahela Power Co.	5.400%	12/15/43	4,320	5,792
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,098
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	15,825
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	33,191
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	42,355	42,595
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	8,840	9,169
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	34,781
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	12,880	13,608
5	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,280	39,932
	Oglethorpe Power Corp.	5.950%	11/1/39	5,145	6,641
	Oglethorpe Power Corp.	4.550%	6/1/44	1,835	2,027
	Oglethorpe Power Corp.	4.250%	4/1/46	20,029	20,789
	Oglethorpe Power Corp.	5.250%	9/1/50	17,225	21,759
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,539
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,594
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	33,076
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	14,619
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	3,275	3,934
	PacifiCorp	2.950%	6/1/23	14,835	15,264
	PacifiCorp	3.600%	4/1/24	20,000	21,135
	PacifiCorp	3.350%	7/1/25	15,354	16,085
	PacifiCorp	5.750%	4/1/37	14,188	18,879
	Potomac Electric Power Co.	3.050%	4/1/22	4,235	4,337
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	11,544
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,931
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,815
	Progress Energy Inc.	3.150%	4/1/22	20,800	21,201
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,125
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	22,936
	Sierra Pacific Power Co.	2.600%	5/1/26	8,027	8,132
	Southern California Edison Co.	3.875%	6/1/21	24,860	25,424
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,296
	Southern California Edison Co.	3.700%	8/1/25	3,225	3,409
	Southern California Edison Co.	5.750%	4/1/35	5,000	6,157
	Southern California Edison Co.	6.050%	3/15/39	1,995	2,593
	Southern California Edison Co.	4.500%	9/1/40	5,150	5,712
	Southern California Edison Co.	4.050%	3/15/42	15,788	16,671
	Southern California Edison Co.	3.900%	3/15/43	8,782	9,160
	Southern California Edison Co.	4.650%	10/1/43	16,770	19,214
	Southern California Edison Co.	3.600%	2/1/45	8,160	8,138
	Southern California Edison Co.	4.125%	3/1/48	23,804	25,899
	Southern Co.	2.950%	7/1/23	44,985	45,824
	Southern Co.	4.400%	7/1/46	1,145	1,278
	Southwestern Electric Power Co.	2.750%	10/1/26	15,000	15,026
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	13,249
	Southwestern Public Service Co.	3.700%	8/15/47	3,790	4,097
	Tampa Electric Co.	2.600%	9/15/22	20,205	20,360
	Virginia Electric & Power Co.	3.500%	3/15/27	40,765	43,614

16

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Virginia Electric & Power Co.	6.000%	5/15/37	9,435	12,642
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	18,219
	Xcel Energy Inc.	3.350%	12/1/26	33,370	35,033
	Natural Gas (0.5%)
5	Boston Gas Co.	3.150%	8/1/27	8,010	8,307
5	Boston Gas Co.	3.001%	8/1/29	5,700	5,870
5	Brooklyn Union Gas Co.	4.273%	3/15/48	63,125	73,317
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,800	3,890
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	9,123	9,893
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	5,935
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,735	16,039
5	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	37,835
5	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,734
	NiSource Finance Corp.	6.250%	12/15/40	10,000	13,185
	NiSource Finance Corp.	5.250%	2/15/43	13,546	16,507
	NiSource Finance Corp.	4.800%	2/15/44	8,500	9,893
	Sempra Energy	2.850%	11/15/20	11,900	11,974
	Sempra Energy	2.875%	10/1/22	14,066	14,247
	Sempra Energy	3.800%	2/1/38	20,000	20,477
	Sempra Energy	6.000%	10/15/39	16,184	20,810
	Southern California Gas Co.	2.600%	6/15/26	28,885	29,225
	Other Utility (0.1%)
	American Water Capital Corp.	2.950%	9/1/27	20,245	20,725
	American Water Capital Corp.	4.200%	9/1/48	28,425	32,585
					2,827,295
Total Corporate Bonds (Cost $22,739,591)					24,371,099
Sovereign Bonds (2.7%)
7	Canadian Treasury Bill	0.000%	10/2/19	125,000	94,343
5	CDP Financial Inc.	4.400%	11/25/19	22,000	22,067
5	Electricite de France SA	4.600%	1/27/20	31,972	32,213
5	Electricite de France SA	4.875%	9/21/38	81,600	94,452
5	Electricite de France SA	4.875%	1/22/44	2,910	3,365
5	Electricite de France SA	4.950%	10/13/45	12,500	14,708
	Equinor ASA	2.250%	11/8/19	16,095	16,095
	Equinor ASA	2.900%	11/8/20	22,450	22,667
	Equinor ASA	2.750%	11/10/21	31,091	31,531
	Equinor ASA	2.450%	1/17/23	10,840	11,010
	Equinor ASA	2.650%	1/15/24	10,105	10,367
	Equinor ASA	3.700%	3/1/24	20,035	21,427
	Equinor ASA	3.250%	11/10/24	22,425	23,650
8	Japan Bank for International Cooperation	2.250%	2/24/20	53,298	53,321
8	Japan Bank for International Cooperation	2.125%	6/1/20	21,888	21,897
8	Japan Bank for International Cooperation	2.125%	7/21/20	40,500	40,532
5,9	Kingdom of Saudi Arabia	2.375%	10/26/21	31,570	31,610
5,9	Kingdom of Saudi Arabia	2.875%	3/4/23	40,405	41,062
10	Korea Development Bank	2.500%	3/11/20	62,550	62,654
11	Province of Ontario	4.400%	4/14/20	48,000	48,547
11	Province of Ontario	2.500%	4/27/26	100,400	104,399
12	Province of Quebec	2.500%	4/20/26	134,755	140,276
5	Saudi Arabian Oil Co.	3.500%	4/16/29	58,020	60,600
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	51,685
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	53,326
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	29,285
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,520	31,884
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	63,500	63,977
5	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	29,070	30,632
5,13	State of Kuwait	2.750%	3/20/22	4,315	4,369
5,14	State of Qatar	5.250%	1/20/20	53,470	53,871
5,14	State of Qatar	2.375%	6/2/21	55,255	55,325
5,14	State of Qatar	3.875%	4/23/23	69,280	73,264
5,14	State of Qatar	3.375%	3/14/24	3,250	3,400

17

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,14	State of Qatar	4.000%	3/14/29	18,952	20,989
5,14	State of Qatar	5.103%	4/23/48	30,000	38,325
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	39,579
5	Temasek Financial I Ltd.	3.625%	8/1/28	36,135	40,110
Total Sovereign Bonds (Cost $1,529,356)					1,592,814
Taxable Municipal Bonds (3.1%)
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	11,485	11,622
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	27,625	43,156
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	28,955	48,635
	California GO	5.700%	11/1/21	10,875	11,719
	California GO	7.500%	4/1/34	5,845	9,008
	California GO	7.550%	4/1/39	32,345	53,513
	California GO	7.300%	10/1/39	4,460	6,981
	California GO	7.350%	11/1/39	61,000	95,837
	California GO	7.625%	3/1/40	1,035	1,698
	California GO	7.600%	11/1/40	42,545	71,975
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	6,014
	Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	14,590	14,758
	Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	7,650	11,332
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,290	3,082
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	31,175	43,769
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	60,775	85,073
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	32,975
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,328
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	88,496
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	62,237	85,895
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	7,637	10,892
	Houston TX GO	6.290%	3/1/32	15,660	19,509
	Illinois GO	5.100%	6/1/33	37,115	40,201
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	22,666
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	38,405	50,001
	Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	21,607
	Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	19,040	30,378
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	16,508
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	12,005	16,586
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	15,000	20,464
	Municipal Electric Authority of Georgia	4.430%	1/1/22	7,795	8,147
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	46,687
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	3,137
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,852
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	2,485	3,667
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	2,655	3,840
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,906
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	23,943
	New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	37,693
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	86,245	86,443
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	52,041

18

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	14,510	20,049
15	Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,998
16	Philadelphia PA Authority for Industrial Development	6.550%	10/15/28	64,830	82,609
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	1,960	2,334
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,493
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	67,386
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	14,414
	Princeton University New Jersey	5.700%	3/1/39	13,020	18,606
	Regents of the University of California Revenue	3.063%	7/1/25	49,360	51,832
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	21,030	26,228
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,762
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	15,105
	University of California Regents Medical Center Revenue	6.548%	5/15/48	19,240	29,067
	University of California Regents Medical Center Revenue	6.583%	5/15/49	18,160	27,338
	University of California Revenue	3.349%	7/1/29	7,220	7,890
	University of California Revenue	4.601%	5/15/31	19,390	22,794
	University of California Revenue	5.770%	5/15/43	23,675	32,203
	University of California Revenue	4.765%	5/15/44	4,740	5,163
	University of California Revenue	3.931%	5/15/45	18,275	20,487
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	28,325	30,884
17	Wisconsin GO	5.700%	5/1/26	8,285	9,425
Total Taxable Municipal Bonds (Cost $1,445,054)					1,771,101

	Shares
Common Stocks (36.7%)
Communication Services (2.6%)
Verizon Communications Inc.	12,451,780	751,589
Comcast Corp. Class A	12,406,673	559,293
BCE Inc.	3,359,155	162,475
		1,473,357
Consumer Discretionary (1.5%)
Home Depot Inc.	1,806,256	419,088
McDonald’s Corp.	1,427,360	306,468
Cie Generale des Etablissements Michelin SCA	1,178,877	131,260
		856,816
Consumer Staples (5.0%)
Coca-Cola Co.	8,703,002	473,791
Unilever NV	7,721,146	463,500
Philip Morris International Inc.	6,063,104	460,372
Procter & Gamble Co.	3,200,589	398,089
PepsiCo Inc.	2,197,051	301,216
Mondelez International Inc. Class A	4,229,854	233,996
Archer-Daniels-Midland Co.	5,468,035	224,572
Nestle SA	2,055,002	222,874
Sysco Corp.	1,111,532	88,256
		2,866,666
Energy (3.6%)
Exxon Mobil Corp.	8,029,203	566,942
Chevron Corp.	3,879,086	460,060
Suncor Energy Inc.	13,904,033	439,089
^ TC Energy Corp.	6,303,120	326,372
Kinder Morgan Inc.	9,631,972	198,515
Phillips 66	1,109,684	113,632
		2,104,610
Financials (6.0%)
JPMorgan Chase & Co.	8,235,544	969,241
Bank of America Corp.	22,504,720	656,463

19

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

	Shares	Market Value ($000)
MetLife Inc.	8,886,377	419,081
PNC Financial Services Group Inc.	1,862,491	261,047
Travelers Cos. Inc.	1,741,383	258,926
BB&T Corp.	3,989,262	212,907
American International Group Inc.	3,780,546	210,576
M&T Bank Corp.	1,240,777	196,006
Chubb Ltd.	907,123	146,446
BlackRock Inc.	191,992	85,559
Progressive Corp.	1,098,842	84,886
		3,501,138
Health Care (6.6%)
Pfizer Inc.	17,990,842	646,411
Johnson & Johnson	4,706,178	608,885
Merck & Co. Inc.	5,251,774	442,094
Medtronic plc	3,823,848	415,346
Koninklijke Philips NV	6,525,068	301,519
Roche Holding AG	936,855	272,779
Novartis AG	3,057,935	265,389
AstraZeneca plc ADR	5,162,904	230,111
Bristol-Myers Squibb Co.	4,339,017	220,032
Eli Lilly & Co.	1,931,916	216,046
CVS Health Corp.	3,336,274	210,419
		3,829,031
Industrials (3.3%)
Lockheed Martin Corp.	1,454,037	567,162
Eaton Corp. plc	3,941,094	327,702
Caterpillar Inc.	2,353,945	297,327
Union Pacific Corp.	1,295,977	209,922
Vinci SA	1,584,575	170,689
BAE Systems plc	23,393,247	163,831
3M Co.	963,025	158,321
		1,894,954
Information Technology (3.5%)
Cisco Systems Inc.	14,910,223	736,714
Intel Corp.	9,690,569	499,355
KLA Corp.	1,378,084	219,735
Maxim Integrated Products Inc.	2,978,208	172,468
Texas Instruments Inc.	1,303,409	168,453
Corning Inc.	5,777,489	164,774
Analog Devices Inc.	812,670	90,800
		2,052,299
Materials (0.6%)
^ Nutrien Ltd.	3,813,612	190,223
Dow Inc.	3,338,345	159,072
		349,295
Real Estate (0.8%)
Crown Castle International Corp.	3,293,758	457,865

Utilities (3.2%)
Dominion Energy Inc.	4,453,718	360,929
Sempra Energy	2,142,835	316,304
Eversource Energy	3,415,210	291,898
Duke Energy Corp.	2,995,428	287,142
American Electric Power Co. Inc.	2,756,137	258,223
NextEra Energy Inc.	914,813	213,142
Exelon Corp.	1,608,593	77,711
Xcel Energy Inc.	877,638	56,950
		1,862,299
Total Common Stocks (Cost $15,212,093)		21,248,330

20

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (3.3%)
Money Market Fund (0.7%)
18,19	Vanguard Market Liquidity Fund	2.098%	3,920,194	392,059

			Maturity Date	Face Amount ($000)
Repurchase Agreements (1.5%)
	Bank of America Securities, LLC (Dated 9/30/19, Repurchase Value $3,900,000, collateralized by Government National Mortgage Assn., 4.181%, 6/20/69, with a value of $3,978,000)	2.320%	10/1/19	3,900	3,900
	Deutsche Bank Securities, Inc. (Dated 9/30/19, Repurchase Value $106,207,000, collateralized by Federal National Mortgage Assn., 3.500%-4.500%, 8/1/48-8/1/49, with a value of $108,324,000)	2.400%	10/1/19	106,200	106,200
	HSBC Bank USA (Dated 9/30/19, Repurchase Value $120,508,000, collateralized by U.S. Treasury Note/Bond, 1.500%-3.125%, 6/30/20-8/15/49, with a value of $122,910,000)	2.350%	10/1/19	120,500	120,500
	HSBC Bank USA, (Dated 9/30/19, Repurchase Value $79,705,000, collateralized by Federal National Mortgage Assn., 3.000%-4.500%, 12/1/27-8/1/49, with a value of $81,294,000)	2.370%	10/1/19	79,700	79,700
	JP Morgan Securities LLC (Dated 9/30/19, Repurchase Value $43,903,000, collateralized by U.S. Treasury Note/Bond, 2.125%, 3/31/24, with a value of $44,778,000)	2.350%	10/1/19	43,900	43,900
	Natixis (Dated 9/30/19, Repurchase Value $187,512,000, collateralized by U.S. Treasury Bill, 0.000%, 10/17/19, U.S. Treasury Note/Bond, 0.075%-4.500%, 9/30/20-2/15/45, Federal Home Loan Bank, 3.370%, 2/12/30, and Federal National Mortgage Assn., 0.000%, 5/15/25-1/15/30 , with a value of $191,250,000)	2.350%	10/1/19	187,500	187,500
	Normura International plc (Dated 9/30/19, Repurchase Value $77,605,000, collateralized by U.S. Treasury Bill, 0.000%, 12/5/19-1/2/20, and U.S. Treasury Note/Bond, 0.375%-3.000%, 7/15/21-2/15/46, with a value of $79,152,000)	2.350%	10/1/19	77,600	77,600
	RBC Capital Markets LLC (Dated 9/30/19, Repurchase Value $71,205,000, collateralized by Federal Home Loan Mortgage Corp., 3.500%-5.000%, 2/1/44-10/1/49, and Federal National Mortgage Assn., 3.500%-5.000%, 2/1/41-4/1/49, with a value of $72,624,000)	2.360%	10/1/19	71,200	71,200
	RBS Securities, Inc. (Dated 9/30/19, Repurchase Value $177,312,000, collateralized by U.S. Treasury Note/Bond, 2.250%-2.875%, 4/15/22-8/15/28, with a value of $180,846,000)	2.350%	10/1/19	177,300	177,300
					867,800
U.S. Government and Agency Obligations (0.8%)
3	Fannie Mae Discount Notes	1.851%	11/27/19	400,000	398,784
	United States Treasury Bill	1.651%	10/10/19	93,750	93,708
					492,492

21

Vanguard® Wellesley Income Fund

Schedule of Investments

September 30, 2019

		Coupon	Face Amount ($000)	Market Value ($000)
Commercial Paper (0.3%)
20	DNB Bank ASA	1.841%	150,000	149,881
	Ford Motor Credit Co. LLC	3.680%	36,000	35,405
Total Commercial Paper				185,286
Total Temporary Cash Investments (Cost $1,937,538)				1,937,637
Total Investments (101.5%) (Cost $50,439,874)				58,823,394
Other Assets and Liabilities—Net (-1.5%)				(867,100)
Net Assets (100%)				57,956,294

§	Security value determined using significant unobservable inputs.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $371,362,000.
1	Securities with a value of $17,169,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3

The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2019.
5

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate value of these securities was $6,964,536,000, representing 12.0% of net assets.

6

Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

7	Face amount denominated in Canadian dollars.
8	Guaranteed by the Government of Japan.
9	Guaranteed by Saudi Arabia.
10	Guaranteed by Korea.
11	Guaranteed by the Providence of Ontario.
12	Guaranteed by Province of Quebec.
13	Guaranteed by Kuwait.
14	Guaranteed by Qatar.
15	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
19	Collateral of $392,048,000 was received for securities on loan.
20

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2019, the value of these securities was $149,881,000, representing 0.3% of net assets.

ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
TBA—To Be Announced.

22

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© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA270 112019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellesley Income Fund (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300,www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)   Code of Ethics.

(b)   Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 15, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.